UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS

OF REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-07655

Driehaus Mutual Funds

(Exact name of registrant as specified in charter)

25 East Erie Street

Chicago, IL 60611

(Address of principal executive offices) (Zip code)

Janet L. McWilliams

Driehaus Capital Management LLC

25 East Erie Street

Chicago, IL 60611

(Name and address of agent for service)

Registrant’s telephone number, including area code: 312-587-3800

Date of fiscal year end: December 31

Date of reporting period: March 31, 2017

Form N-Q is to be used by management investment companies, other than small business investment companies registered on Form N-5 (§§ 239.24 and 274.5 of this chapter), to file reports with the Commission, not later than 60 days after the close of the first and third fiscal quarters, pursuant to rule 30b1-5 under the Investment Company Act of 1940 (17 CFR 270.30b1-5). The Commission may use the information provided on Form N-Q in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-Q, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-Q unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Schedule of Investments.

The Schedule(s) of Investments is attached herewith.

Driehaus Emerging Markets Growth Fund

Schedule of Investments

March 31, 2017 (unaudited)

	Number of Shares	Value (Note A)
EQUITY SECURITIES — 96.8%
FAR EAST — 60.1%
China — 26.0%
AIA Group, Ltd.	3,953,613	$24,927,882
Alibaba Group Holding, Ltd. — SP ADR**	654,906	70,618,514
Anhui Conch Cement Co., Ltd. — H	4,544,100	15,436,433
Baidu, Inc. — SP ADR**	42,020	7,249,290
China Construction Bank Corp. — H	25,539,766	20,539,605
China Resources Gas Group, Ltd.	2,762,829	9,776,465
Ctrip.com International, Ltd. — ADR**	186,363	9,159,741
Galaxy Entertainment Group, Ltd.	3,772,347	20,654,103
Gridsum Holding, Inc. — ADR[1]**	742,365	9,866,031
Kweichow Moutai Co., Ltd. — A	506,076	28,371,039
NetEase, Inc. — ADR	49,121	13,950,364
Ping An Insurance Group Co. of China, Ltd. — H	6,567,473	36,760,609
Shanghai International Airport Co., Ltd. — A	5,268,969	22,920,527
Shenzhou International Group Holdings, Ltd.	1,102,567	6,958,877
Silergy Corp.	435,910	8,045,138
SINA Corp.**	94,025	6,781,083
Sinopharm Group Co., Ltd. — H	755,725	3,505,615
TAL Education Group — ADR**	62,680	6,679,808
Tencent Holdings, Ltd.	1,593,374	45,680,207

		367,881,331

India — 12.0%
Biocon, Ltd.	395,247	6,892,095
Edelweiss Financial Services, Ltd.	3,739,225	9,081,016
HDFC Bank, Ltd. — ADR	611,463	45,994,247
ICICI Bank, Ltd. — SP ADR	2,460,772	21,162,639
ITC, Ltd.	2,373,275	10,244,536
MakeMyTrip, Ltd.**	203,758	7,050,027
Maruti Suzuki India, Ltd.	119,555	11,075,799
Motherson Sumi Systems, Ltd.	2,118,722	12,134,484
Power Grid Corp. of India, Ltd.	6,316,357	19,191,765
Reliance Industries, Ltd.	726,873	14,785,964
UPL, Ltd.	1,019,972	11,417,843

		169,030,415

South Korea — 7.3%
Cosmax, Inc.	89,970	10,941,536
Hanssem Co., Ltd.	63,895	12,569,883
LG Household & Health Care, Ltd.	7,864	5,703,035
Macquarie Korea Infrastructure Fund	948,708	7,058,259
NAVER Corp.	11,236	8,590,521

	Number of Shares	Value (Note A)
Samsung Biologics Co., Ltd.**	35,790	$5,536,681
Samsung Electronics Co., Ltd.	14,589	26,874,130
Samsung Electronics Co., Ltd. — Pref.	17,825	25,550,814

		102,824,859

Taiwan — 7.0%
Catcher Technology Co., Ltd.	1,130,460	11,176,996
Cathay Financial Holding Co., Ltd.	17,263,657	27,708,333
Largan Precision Co., Ltd.	69,072	10,881,244
Silicon Motion Technology Corp. — ADR	223,552	10,451,056
Taiwan Semiconductor Manufacturing Co., Ltd. — SP ADR	1,197,894	39,338,839

		99,556,468

Indonesia — 4.1%
PT Astra International Tbk	28,197,374	18,250,899
PT Bank Central Asia Tbk	21,225,867	26,362,095
PT Telekomunikasi Indonesia Persero Tbk	41,864,751	12,975,229

		57,588,223

Thailand — 1.3%
IRPC PCL — NVDR	79,583,587	11,927,405
Kasikornbank PCL — NVDR	1,276,845	7,022,880

		18,950,285

Malaysia — 1.0%
Public Bank BHD	3,074,925	13,826,914
Philippines — 0.7%
SM Prime Holdings, Inc.	18,601,736	10,491,861
Japan — 0.7%
Keyence Corp.	25,203	10,092,066

Total FAR EAST		850,242,422

EUROPE — 12.0%
Russia — 5.1%
Magnit PJSC — SP GDR	224,305	8,568,451
Mail.Ru Group, Ltd. — GDR**	61,221	1,352,984
Moscow Exchange MICEX- RTS PJSC	3,000,261	5,944,811
Rosneft Oil Co. PJSC — GDR	2,632,094	14,976,615
Sberbank of Russia PJSC — SP ADR	2,886,415	33,309,229
Yandex NV — A**	393,211	8,623,117

		72,775,207

Switzerland — 1.7%
Cie Financiere Richemont SA	111,701	8,832,146
Coca-Cola HBC AG	611,857	15,799,502

		24,631,648

United Kingdom — 1.1%
Unilever NV	301,530	14,980,320

Driehaus Emerging Markets Growth Fund

Schedule of Investments

March 31, 2017 (unaudited)

	Number of Shares	Value (Note A)
Greece — 0.8%
Hellenic Telecommunications Organization SA	1,223,923	$11,490,028
Poland — 0.7%
Powszechny Zaklad Ubezpieczen SA	1,078,625	9,465,202
Italy — 0.6%
Prada SpA	2,123,632	8,921,905
Luxembourg — 0.6%
Adecoagro SA**	734,142	8,413,267
Turkey — 0.5%
Turk Hava Yollari AO**	4,442,407	6,686,009
Hungary — 0.5%
OTP Bank PLC	226,513	6,336,780
Czech Republic — 0.4%
Moneta Money Bank AS2 **	1,717,453	5,817,519

Total EUROPE		169,517,885

SOUTH AMERICA — 10.7%
Brazil — 7.6%
BB Seguridade Participacoes SA	755,029	7,071,312
CCR SA	2,509,831	14,470,852
Equatorial Energia SA	806,273	15,143,695
Itau Unibanco Holding SA — SP PREF ADR	877,700	10,593,839
Kroton Educacional SA	3,063,216	12,984,372
Lojas Renner SA	1,172,434	10,411,316
Multiplan Empreendimentos Imobiliarios SA	163,019	3,475,857
Petroleo Brasileiro SA — Pref.**	1,602,192	7,456,698
Telefonica Brasil SA — ADR	1,355,642	20,131,284
Transmissora Alianca de Energia Eletrica SA	902,934	6,619,286

		108,358,511

Argentina — 1.6%
Pampa Energia SA — SP ADR**	120,355	6,525,648
YPF SA — SP ADR	668,292	16,226,130

		22,751,778

Peru — 1.0%
Credicorp, Ltd.	88,111	14,388,526
Colombia — 0.5%
Bancolombia SA — SP ADR	165,011	6,578,989

Total SOUTH AMERICA		152,077,804

NORTH AMERICA — 6.7%
Mexico — 4.2%
Arca Continental SAB de CV	1,769,940	12,289,773
Cemex SAB de CV — SP ADR**	1,577,542	14,308,306
Grupo Aeroportuario del Sureste SAB de CV — B	245,837	4,259,087
Grupo Financiero Banorte SAB de CV — O	2,147,164	12,356,178
Grupo Televisa SAB — SP ADR	166,557	4,320,489

	Number of Shares	Value (Note A)
Mexichem SAB de CV	4,200,305	$11,439,520

		58,973,353

United States — 2.5%
EPAM Systems, Inc.**	150,575	11,371,424
Schlumberger, Ltd.	142,045	11,093,715
Tiffany & Co.	71,212	6,786,504
Xilinx, Inc.	118,886	6,882,311

		36,133,954

Total NORTH AMERICA		95,107,307

AFRICA — 4.5%
South Africa — 4.2%
Capitec Bank Holdings, Ltd.	234,912	13,331,218
Exxaro Resources, Ltd.	980,248	8,613,542
Mr. Price Group, Ltd.	680,134	8,106,097
Naspers, Ltd. — N	102,034	17,606,165
Pioneer Foods Group, Ltd.	345,305	4,545,556
The Foschini Group, Ltd.	594,412	6,844,738

		59,047,316

Egypt — 0.3%
Commercial International Bank Egypt SAE	1,012,759	4,237,877

Total AFRICA		63,285,193

MIDDLE EAST — 2.2%
United Arab Emirates — 2.2%
DP World, Ltd.	471,774	10,143,141
Emaar Properties PJSC	10,480,264	20,829,842

		30,972,983

Total MIDDLE EAST		30,972,983

CENTRAL AMERICA — 0.6%
Panama — 0.6%
Copa Holdings SA — A	74,241	8,333,552

Total CENTRAL AMERICA		8,333,552

Total EQUITY SECURITIES (Cost $1,141,050,373)		1,369,537,146

TOTAL INVESTMENTS (COST $1,141,050,373)	96.8%	$1,369,537,146
Other Assets In Excess Of Liabilities	3.2%	45,822,923

Net Assets	100.0%	$1,415,360,069

The federal income tax basis and unrealized appreciation (depreciation) for all investments is as follows:

Basis:	$1,145,075,521

Gross Appreciation	$235,486,103
Gross Depreciation	(11,024,478)

Net Appreciation	$224,461,625

[1]	Pursuant to procedures adopted by Driehaus Mutual Funds’ (the “Trust”) Board of Trustees, this security has been determined to be illiquid by Driehaus Capital Management LLC (the “Adviser”), the Fund’s investment adviser.

Driehaus Emerging Markets Growth Fund

Schedule of Investments

March 31, 2017 (unaudited)

2	144A — This security was purchased pursuant to Rule 144A of the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. At March 31, 2017, this security amounted to $5,817,519 or 0.4% of net assets. This 144A security has not been deemed illiquid.
**	Non-income producing security

ADR	— American Depository Receipt
GDR	— Global Depository Receipt
NVDR	— Non-Voting Depository Receipt
SP ADR	— Sponsored American Depository Receipt
SP GDR	— Sponsored Global Depository Receipt
SP PREF ADR	— Sponsored Preferred American Depository Receipt

See accompanying Notes to Schedule of Investments.

Driehaus Emerging Markets Small Cap Growth Fund

Schedule of Investments

March 31, 2017 (unaudited)

	Number of Shares	Value (Note A)
EQUITY SECURITIES — 94.2%
FAR EAST — 65.2%
India — 18.7%
Arvind, Ltd.	215,812	$1,312,619
Avenue Supermarts, Ltd.1**	136,173	1,337,614
Bajaj Finance, Ltd.	189,934	3,425,452
Bharat Financial Inclusion, Ltd.**	256,813	3,197,161
Bharat Forge, Ltd.	166,455	2,671,329
Britannia Industries, Ltd.	52,690	2,737,754
Crompton Greaves Consumer Electricals, Ltd.**	873,993	2,920,040
Edelweiss Financial Services, Ltd.	641,274	1,557,387
Eicher Motors, Ltd.	8,308	3,273,750
Force Motors, Ltd.	29,401	2,031,650
Fortis Healthcare, Ltd.**	719,025	2,000,890
Indraprastha Gas, Ltd.	89,851	1,404,393
Jain Irrigation Systems, Ltd.	1,386,955	2,004,554
Kaveri Seed Co., Ltd.**	265,672	2,283,793
LIC Housing Finance, Ltd.	367,102	3,496,331
MakeMyTrip, Ltd.2**	61,560	2,129,976
Natco Pharma, Ltd.	195,314	2,554,257
Petronet LNG, Ltd.	439,962	2,731,511
PI Industries, Ltd.	110,424	1,425,300
Reliance Capital, Ltd.	145,009	1,373,605
Zee Entertainment Enterprises, Ltd.	400,374	3,302,076

		49,171,442

China — 15.8%
Baozun, Inc. — SP ADR2**	228,978	3,420,931
Beijing Enterprises Water Group, Ltd.	4,660,000	3,453,851
Cangzhou Mingzhu Plastic Co., Ltd. — A	764,594	2,644,871
China Lodging Group, Ltd. — SP ADR2**	56,839	3,526,860
China Medical System Holdings, Ltd.	1,890,536	3,352,195
China Resources Cement Holdings, Ltd.	2,322,914	1,300,222
China State Construction International Holdings, Ltd.	1,840,471	3,291,842
Guangzhou R&F Properties Co., Ltd. — H	1,529,601	2,389,417
Man Wah Holdings, Ltd.	2,331,758	1,851,245
Silergy Corp.	313,690	5,789,450
TAL Education Group — ADR2**	48,797	5,200,296
Tongda Group Holdings, Ltd.	5,872,322	2,070,406
Zhuzhou CRRC Times Electric Co., Ltd. — H	617,000	3,278,917

		41,570,503

Taiwan — 10.4%
Advanced Ceramic X Corp.	106,727	1,048,188
Airtac International Group	357,526	3,517,229
ASPEED Technology, Inc.	96,052	1,804,388
Basso Industry Corp.	1,057,868	3,214,482

	Number of Shares	Value (Note A)
Chunghwa Precision Test Tech Co., Ltd.	60,000	$2,689,297
Ennoconn Corp.	100,617	1,314,811
Hu Lane Associate, Inc.	248,316	1,235,749
King Slide Works Co., Ltd.	192,000	2,752,575
Nien Made Enterprise Co., Ltd.	129,000	1,203,164
Primax Electronics, Ltd.	970,222	1,590,790
Silicon Motion Technology Corp. — ADR[2]	43,663	2,041,245
Sunny Friend Environmental Technology Co., Ltd.	330,896	1,592,183
Superalloy Industrial Co., Ltd.	229,242	1,341,340
Taiwan Paiho, Ltd.	597,000	2,046,239

		27,391,680

South Korea — 8.6%
Cosmax, Inc.	21,738	2,643,627
Hanssem Co., Ltd.	16,723	3,289,868
HS Industries Co., Ltd.	234,700	2,298,100
Koh Young Technology, Inc.	49,520	2,271,641
LG Chem, Ltd. — Pref.	21,930	3,735,728
Mando Corp.	6,756	1,567,721
Medy-Tox, Inc.	3,552	1,470,604
SFA Engineering Corp.	51,828	3,355,403
Vieworks Co., Ltd.	34,586	1,994,811

		22,627,503

Thailand — 7.1%
IRPC PCL — NVDR	49,600,500	7,433,760
Land & Houses PCL — NVDR	4,764,179	1,351,786
Sino-Thai Engineering & Construction PCL — NVDR	1,878,600	1,312,081
Srisawad Power 1979 PCL — NVDR	1,749,300	2,201,738
Star Petroleum Refining PCL — NVDR	9,331,595	3,557,480
Supalai PCL — NVDR	3,931,000	2,859,949

		18,716,794

Indonesia — 2.0%
PT Bank Tabungan Negara Persero Tbk	15,370,400	2,618,349
PT Pembangunan Perumahan Persero Tbk	10,561,258	2,623,373

		5,241,722

Philippines — 1.9%
International Container Terminal Services, Inc.	1,142,732	2,047,466
Metro Pacific Investments Corp.	25,089,801	3,010,276

		5,057,742

Malaysia — 0.7%
My EG Services BHD	4,846,386	2,025,944

Total FAR EAST		171,803,330

SOUTH AMERICA — 8.1%
Brazil — 5.4%
Energisa SA	218,092	1,553,521
Equatorial Energia SA	145,500	2,732,831

Driehaus Emerging Markets Small Cap Growth Fund

Schedule of Investments

March 31, 2017 (unaudited)

	Number
	of	Value
	Shares	(Note A)
Fleury SA	153,300	$2,071,357
Lojas Renner SA	403,761	3,585,433
M Dias Branco SA	30,333	1,235,760
MRV Engenharia e Participacoes SA	278,900	1,283,763
Qualicorp SA	284,673	1,805,918

		14,268,583

Uruguay — 1.6%
Arcos Dorados Holdings, Inc. — A2**	522,647	4,207,308
Argentina — 1.1%
Pampa Energia SA — SP ADR2**	54,742	2,968,111

Total SOUTH AMERICA		21,444,002

EUROPE — 8.1%
Luxembourg — 2.1%
Adecoagro SA2**	306,132	3,508,273
Ternium SA — SP ADR[2]	74,645	1,949,727

		5,458,000

Czech Republic — 1.9%
Moneta Money Bank AS1**	1,461,539	4,950,663
Turkey — 1.4%
Migros Ticaret AS**	347,754	2,120,329
Tofas Turk Otomobil Fabrikasi AS	195,994	1,467,886

		3,588,215

United Kingdom — 1.0%
BGEO Group PLC	36,948	1,491,530
Tullow Oil PLC**	407,285	1,194,070

		2,685,600

Russia — 1.0%
Aeroflot PJSC**	874,197	2,609,659
Poland — 0.7%
CCC SA	32,903	1,974,661

Total EUROPE		21,266,798

AFRICA — 6.1%
South Africa — 4.1%
AVI, Ltd.	426,513	3,147,287
Capitec Bank Holdings, Ltd.	32,621	1,851,236
Clicks Group, Ltd.	321,027	3,065,205
Pioneer Foods Group, Ltd.	111,880	1,472,776
The Foschini Group, Ltd.	98,779	1,137,454

		10,673,958

Kenya — 1.5%
Safaricom, Ltd.	22,627,210	3,950,434
Egypt — 0.5%
Commercial International Bank Egypt SAE — GDR	306,618	1,342,987

Total AFRICA		15,967,379

NORTH AMERICA — 4.6%
Mexico — 2.8%
Alsea SAB de CV	469,872	1,569,816
Gentera SAB de CV	899,844	1,486,102
Grupo Aeroportuario del Centro Norte SAB de CV — ADR[2]	49,615	2,142,376

	Number
	of	Value
	Shares	(Note A)
Unifin Financiera SAB de CV SOFOM ENR	820,031	$2,098,011

		7,296,305

United States — 1.8%
Nexteer Automotive Group, Ltd.	3,246,981	4,788,059

Total NORTH AMERICA		12,084,364

MIDDLE EAST — 2.1%
Pakistan — 1.3%
Pak Elektron, Ltd.	2,278,500	2,001,811
United Bank, Ltd.	598,783	1,300,210

		3,302,021

United Arab Emirates — 0.8%
NMC Health PLC	97,981	2,171,627

Total MIDDLE EAST		5,473,648

Total EQUITY SECURITIES (Cost $213,158,780)		248,039,521

PURCHASED PUT OPTIONS — 0.2%
Goldman Sachs International, BRL Put/USD Call, Strike Price 3.17 BRL/USD, Expiration Date April 5, 2017**	16,000,000	29,374
iShares MSCI Emerging Markets Index ETF, Exercise Price $39.50, Expiration Date April 21, 2017**	10,000	570,000

Total PURCHASED PUT OPTIONS (Cost $796,831)		599,374

TOTAL INVESTMENTS (COST $213,955,611)	94.4%	$248,638,895
Other Assets In Excess Of Liabilities	5.6%	14,640,743

Net Assets	100.0%	$263,279,638

WRITTEN PUT OPTIONS — (0.1%)
iShares MSCI Emerging Markets Index ETF, Exercise Price $38.00, Expiration Date April 21, 2017**	(10,000)	$(140,000)

Total WRITTEN PUT OPTIONS (Premiums received $169,565)		$(140,000)

The federal income tax basis and unrealized appreciation (depreciation) for all investments is as follows:

Basis:	$215,841,576

Gross Appreciation	$36,518,059
Gross Depreciation	(3,720,740)

Net Appreciation	$32,797,319

Driehaus Emerging Markets Small Cap Growth Fund

Schedule of Investments

March 31, 2017 (unaudited)

[1]	144A — Security was purchased pursuant to Rule 144A of the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. At March 31, 2017, these securities amounted to $6,288,277 or 2.4% of net assets. These 144A securities have not been deemed illiquid.
[2]	All or a portion of the security is pledged as collateral for derivatives transactions.
**	Non-income producing security

ADR	— American Depository Receipt
BRL	— Brazilian Real
ETF	— Exchange-Traded Fund
GDR	— Global Depository Receipt
NVDR	— Non-Voting Depository Receipt
SP ADR	— Sponsored American Depository Receipt
USD	— United States Dollar

See accompanying Notes to Schedule of Investments.

Driehaus Emerging Markets Small Cap Growth Fund

Schedule of Investments

March 31, 2017 (unaudited)

SWAP CONTRACTS

Credit Default Swaps

Counterparty	Reference Instrument	Notional Amount(4)	Buy/Sell Protection(1)(2)	Pay (Receive) Fixed Rate	Expiration Date	Implied Credit Spread(3)	Upfront Premium Paid (Received)	Unrealized Appreciation/ (Depreciation)	Value
Bank of America	Republic of Turkey, 11.875%, 1/15/30	$11,250,000	Buy	1.00%	6/20/2022	2.37%	$806,410	$(78,836)	$727,574
Morgan Stanley	Republic of Turkey, 11.875%, 1/15/30	$11,250,000	Buy	1.00%	6/20/2022	2.37%	811,249	(83,675)	727,574

Total Credit Default Swaps							$1,617,659	$(162,511)	$1,455,148

(1)	If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying investments comprising the referenced index or (ii) receive a net settlement amount in the form of cash or investments equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying investments comprising the referenced index.
(2)	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying investments comprising the referenced index or (ii) pay a net settlement amount in the form of cash or investments equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying investments comprising the referenced index.
(3)	An implied credit spread is the spread in yield between a U.S. Treasury security and the referenced obligation or underlying investment that are identical in all respects except for the quality rating. Implied credit spreads, represented in absolute terms, utilized in determining the value of credit default swap agreements on corporate and sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads, in comparison to narrower credit spreads, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.
(4)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

Interest Rate Swaps

					Unrealized
	Notional	Fixed		Expiration	Appreciation/
Counterparty	Amount	Rate(1)	Floating Rate Index(1)	Date	(Depreciation)
Morgan Stanley	KRW 12,500,000,000	1.8725%	3-Month KRW KWCDC	12/12/2026	$30,889
Morgan Stanley	KRW 12,500,000,000	1.89%	3-Month KRW KWCDC	12/12/2026	13,349

Total Interest Rate Swaps					$44,238

(1)	Fund pays the floating rate and receives the fixed rate.

Driehaus Emerging Markets Small Cap Growth Fund

Schedule of Investments

March 31, 2017 (unaudited)

FORWARD FOREIGN CURRENCY CONTRACTS

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation/ (Depreciation)
KRO	5,851,000,000	USD	5,347,774	MSC	05/10/17	$(109,969)
KRO	13,000,900,000	USD	11,883,278	MSC	05/18/17	(243,819)
TWD	328,850,000	USD	10,462,934	GSC	05/23/17	395,924
USD	5,000,000	KRO	5,851,000,000	GSC	05/10/17	(237,805)
USD	10,000,000	KRO	11,819,000,000	GSC	05/18/17	(581,326)
USD	1,080,644	KRO	1,181,900,000	MSC	05/18/17	22,511
USD	10,000,000	TWD	328,850,000	GSC	05/23/17	(858,858)

						$(1,613,342)

GSC	— Goldman Sachs & Co.
MSC	— Morgan Stanley & Company LLC
KRO	— South Korean Won (Offshore)
KRW	— South Korean Won
TWD	— Taiwanese Dollar
USD	— United States Dollar

See accompanying Notes to Schedule of Investments.

Driehaus Frontier Emerging Markets Fund

Schedule of Investments

March 31, 2017 (unaudited)

	Number of Shares	Value (Note A)
EQUITY SECURITIES — 93.8%
FAR EAST — 27.9%
Vietnam — 13.0%
Airports Corp. of Vietnam JSC**	524,800	$1,176,216
Bank for Foreign Trade of Vietnam JSC	778,266	1,262,053
Coteccons Construction JSC	151,040	1,389,926
Ho Chi Minh City Infrastructure Investment JSC	195,310	323,585
Kinh Bac City Development Share Holding Corp.**	1,168,510	770,277
Masan Group Corp.	283,670	586,538
Mobile World Investment Corp.	50,000	453,153
Nam Long Investment Corp.	161,080	187,590
PetroVietnam Nhon Trach 2 Power JSC	253,766	351,291
Saigon Beer Alcohol Beverage Corp.	96,620	849,220
Vietnam Dairy Products JSC	308,534	1,942,998
Vingroup JSC**	486,180	893,093

		10,185,940

Bangladesh — 12.5%
Beximco Pharmaceuticals, Ltd.	792,186	1,090,287
BRAC Bank, Ltd.	2,694,755	2,912,613
British American Tobacco Bangladesh Co., Ltd.	10,360	313,816
Delta Brac Housing Finance Corp., Ltd.	963,547	1,473,879
GrameenPhone, Ltd.	347,799	1,439,931
IDLC Finance, Ltd.	1,272,953	1,110,849
Marico Bangladesh, Ltd.	21,754	272,851
Olympic Industries, Ltd.	99,799	357,816
Square Pharmaceuticals, Ltd.	234,577	812,678

		9,784,720

Sri Lanka — 1.9%
Access Engineering PLC	2,320,756	363,071
Ceylon Cold Stores PLC	56,423	300,789
Chevron Lubricants Lanka PLC	712,830	796,563

		1,460,423

Singapore — 0.5%
Yoma Strategic Holdings, Ltd.	942,200	431,074

Total FAR EAST		21,862,157

MIDDLE EAST — 18.4%
Pakistan — 9.4%
Adamjee Insurance Co., Ltd.	538,500	388,503
Akzo Nobel Pakistan, Ltd.	162,100	363,708
DG Khan Cement Co., Ltd.	176,400	391,065
Hascol Petroleum, Ltd.	119,997	343,290
HUB Power Co., Ltd.	1,134,100	1,417,868
Hum Network, Ltd.**	5,625,151	665,381
Lucky Cement, Ltd.	71,800	573,544
Maple Leaf Cement Factory, Ltd.	329,500	389,943

	Number of Shares	Value (Note A)
Packages, Ltd.	46,622	$386,025
Pak Elektron, Ltd.	1,571,000	1,380,226
Shifa International Hospitals, Ltd.	137,300	346,452
United Bank, Ltd.	344,393	747,822

		7,393,827

United Arab Emirates — 2.5%
Abu Dhabi Commercial Bank PJSC	310,516	574,889
Aramex PJSC	163,429	220,255
Dubai Islamic Bank PJSC	253,219	386,078
NMC Health PLC	34,609	767,065

		1,948,287

Kuwait — 2.1%
National Bank of Kuwait SAKP	774,738	1,676,482
Saudi Arabia — 1.7%
Al Tayyar Travel Group Holding Co**	68,690	563,587
Saudi Co. For Hardware LLC	31,823	765,738

		1,329,325

Jordan — 1.5%
Al-Eqbal Investment Co. PLC	33,766	1,142,996
Qatar — 0.7%
Qatar Electricity & Water Co. QSC	8,873	536,118
Kazakhstan — 0.5%
KazMunaiGas Exploration Production JSC — GDR**	37,790	377,900

Total MIDDLE EAST		14,404,935

AFRICA — 17.9%
Nigeria — 5.1%
Guaranty Trust Bank PLC	19,621,446	1,596,386
Zenith Bank PLC	51,635,585	2,370,462

		3,966,848

Kenya — 4.2%
East African Breweries, Ltd.	183,018	402,959
Equity Group Holdings, Ltd.	1,375,800	440,363
Jubilee Holdings, Ltd.	30,300	143,712
Safaricom, Ltd.	13,375,361	2,335,175

		3,322,209

Egypt — 3.7%
Arabian Food Industries Co. DOMTY**	960,506	481,051
Commercial International Bank Egypt SAE — GDR	93,379	409,000
Egyptian Financial Group-Hermes Holding Co.**	566,462	818,467
Egyptian International Pharmaceuticals EIPICO	11,781	69,191
ElSewdy Electric Co.	175,183	833,308
Medinet Nasr Housing	227,251	290,579

		2,901,596

Morocco — 1.9%
Maroc Telecom	78,831	1,076,793

Driehaus Frontier Emerging Markets Fund

Schedule of Investments

March 31, 2017 (unaudited)

	Number of Shares	Value (Note A)
Societe d’Exploitation des Ports**	28,813	$380,672

		1,457,465

Senegal — 1.2%
Sonatel	23,589	959,085
Tanzania — 0.8%
Tanzania Breweries, Ltd.	113,833	611,457
Botswana — 0.5%
Letshego Holdings, Ltd.	2,066,739	424,765
South Africa — 0.5%
Famous Brands, Ltd.	30,418	353,260

Total AFRICA		13,996,685

SOUTH AMERICA — 14.9%
Argentina — 12.7%
Banco Macro SA — ADR	25,325	2,195,678
Grupo Financiero Galicia SA — ADR	40,508	1,533,633
Holcim Argentina SA	234,029	561,974
Pampa Energia SA — SP ADR**	31,195	1,691,393
YPF SA — SP ADR	162,669	3,949,603

		9,932,281

Colombia — 1.7%
Banco Davivienda SA — Pref.	130,108	1,354,038
Panama — 0.5%
Avianca Holdings SA — SP ADR	44,217	340,913

Total SOUTH AMERICA		11,627,232

EUROPE — 14.7%
Romania — 6.9%
Banca Transilvania	3,545,736	2,209,492
BRD-Groupe Societe Generale SA	419,449	1,210,582
Fondul Proprietatea SA	5,645,465	1,174,403
Transgaz SA Medias	9,033	802,002

		5,396,479

Georgia — 2.4%
Georgia Healthcare Group PLC1,**	142,195	653,832
TBC Bank Group PLC**	65,433	1,227,253

		1,881,085

Croatia — 1.5%
Adris Grupa DD — Pref.	12,494	826,750
Valamar Riviera DD	61,979	375,620

		1,202,370

Luxembourg — 1.5%
Adecoagro SA**	104,393	1,196,344
United Kingdom — 1.0%
BGEO Group PLC	10,493	423,585
Tullow Oil PLC**	115,352	338,187

		761,772

Estonia — 0.9%
Tallink Grupp AS	695,715	705,081
Poland — 0.5%
KRUK SA	6,604	400,666

	Number of Shares	Value (Note A)
Total EUROPE		$11,543,797

Total EQUITY SECURITIES (Cost $66,157,454)		73,434,806

EQUITY CERTIFICATES — 0.3%
FAR EAST — 0.3%
Vietnam — 0.3%
Ho Chi Minh City Infrastructure Investment JSC[2]	93,200	154,412
Nam Long Investment Corp.[2]	53,190	61,944

		216,356

Total FAR EAST		216,356

Total EQUITY CERTIFICATES (Cost $160,881)		216,356

TOTAL INVESTMENTS (COST $66,318,335)	94.1%	$73,651,162
Other Assets In Excess Of Liabilities	5.9%	4,588,006

Net Assets	100.0%	$78,239,168

The federal income tax basis and unrealized appreciation (depreciation) for all investments is as follows:

Basis:	$66,477,797

Gross Appreciation	$9,839,160
Gross Depreciation	(2,665,795)

Net Appreciation	$7,173,365

1	144A - This security was purchased pursuant to Rule 144A of the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. At March 31, 2017, this security amounted to $653,832 or 0.8% of net assets. This 144A security has not been deemed illiquid.
2	Restricted security - Investments in securities not registered under the Securities Act of 1933, excluding 144A securities. At March 31, 2017, the value of these restricted securities amounted to $216,356 or 0.3% of net assets.
**	Non-income producing security

Additional information on each restricted security is as follows:

Security	Counter- party	Acquisition Date(s)	Acquisition Cost
Ho Chi Minh City Infrastructure Investment JSC	MACQ	08/03/15	$113,079
Nam Long Investment Corp.	MACQ	05/04/15 to 05/07/15	$47,802

ADR	— American Depository Receipt
GDR	— Global Depository Receipt
MACQ	— Macquarie Capital Group, Ltd.
SP ADR	— Sponsored American Depository Receipt

See accompanying Notes to Schedule of Investments.

Driehaus International Small Cap Growth Fund

Schedule of Investments

March 31, 2017 (unaudited)

	Number of Shares	Value (Note A)
EQUITY SECURITIES — 99.5%
EUROPE — 58.3%
United Kingdom — 16.3%
Abcam PLC	228,031	$2,358,449
Balfour Beatty PLC	460,539	1,554,460
boohoo.com PLC**	686,432	1,440,548
Burberry Group PLC	60,803	1,313,342
Clinigen Group PLC	261,277	2,602,458
Dechra Pharmaceuticals PLC	65,278	1,369,108
Fevertree Drinks PLC	173,849	3,278,115
GKN PLC	1,133,316	5,158,601
JD Sports Fashion PLC	836,333	4,037,325
Moneysupermarket.com Group PLC	253,008	1,046,711
Rentokil Initial PLC	1,144,952	3,538,930
Scapa Group PLC	431,917	1,914,310
Spirax-Sarco Engineering PLC	44,854	2,680,057
SSP Group PLC	519,335	2,711,356
Vesuvius PLC	593,595	3,871,029
Worldpay Group PLC[1]	671,117	2,483,843

		41,358,642

Switzerland — 7.5%
Coca-Cola HBC AG	114,348	2,952,719
Dufry AG**	21,338	3,250,815
Flughafen Zuerich AG	12,425	2,648,368
Logitech International SA	86,195	2,740,788
Temenos Group AG	26,201	2,082,164
VAT Group AG1	26,905	2,930,500
Ypsomed Holding AG	13,665	2,598,894

		19,204,248

Germany — 6.4%
Carl Zeiss Meditec AG	10,982	468,391
CTS Eventim AG & Co., KGaA	92,407	3,576,485
Deutsche Lufthansa AG	122,119	1,980,210
Elmos Semiconductor AG	56,390	1,348,119
KION Group AG	42,079	2,748,615
MTU Aero Engines AG	20,747	2,699,115
Puma SE	11,386	3,554,101

		16,375,036

France — 5.0%
Air France-KLM**	325,091	2,461,644
Alten SA	19,001	1,457,031
Maisons du Monde SA1**	93,210	2,933,383
Teleperformance	33,322	3,599,237
Ubisoft Entertainment SA**	55,246	2,360,117

		12,811,412

Italy — 4.2%
Azimut Holding SpA	176,565	3,075,921
Brembo SpA	34,848	2,578,153
Maire Tecnimont SpA	379,591	1,417,321
Recordati SpA	109,389	3,707,449

		10,778,844

Austria — 3.9%
ams AG	83,459	4,511,860
BUWOG AG	79,957	2,017,307

	Number of Shares	Value (Note A)
Lenzing AG	19,852	$3,338,740

		9,867,907

Finland — 3.3%
Nokian Renkaat OYJ	72,308	3,019,197
Orion OYJ — B	43,045	2,244,137
Valmet OYJ	201,220	3,127,627

		8,390,961

Denmark — 3.0%
Christian Hansen Holding AS	55,467	3,560,145
FLSmidth & Co., AS	74,443	3,981,765

		7,541,910

Sweden — 2.2%
Com Hem Holding AB	241,138	2,763,736
Saab AB — B	66,211	2,795,291

		5,559,027

Netherlands — 1.4%
Aalberts Industries NV	59,701	2,229,123
BE Semiconductor Industries NV	33,585	1,369,906

		3,599,029

Russia — 1.0%
X5 Retail Group NV — GDR**	78,220	2,632,103
Belgium — 1.0%
Bekaert SA	52,680	2,577,576
Luxembourg — 1.0%
B&M European Value Retail SA	678,548	2,545,352
Ireland — 0.8%
Smurfit Kappa Group PLC	73,708	1,947,713
Norway — 0.8%
Skandiabanken ASA[1]	238,039	1,919,848
Jersey — 0.5%
Sanne Group PLC	156,212	1,351,430

Total EUROPE		148,461,038

FAR EAST — 29.1%
Japan — 20.6%
Alps Electric Co., Ltd.	51,866	1,469,839
Daifuku Co., Ltd.	153,865	3,835,223
Hazama Ando Corp.	355,325	2,390,536
Hitachi High-Technologies Corp.	45,929	1,870,906
Itochu Techno-Solutions Corp.	92,750	2,724,266
Itoham Yonekyu Holdings, Inc.	195,601	1,823,712
Koito Manufacturing Co., Ltd.	57,408	2,985,649
LIXIL Group Corp.	102,157	2,592,235
M&A Capital Partners Co., Ltd.**	31,718	1,561,256
Minebea Mitsumi, Inc.	134,891	1,799,274
Morinaga & Co., Ltd.	61,218	2,716,401
Nichias Corp.	140,508	1,412,274
Nichirei Corp.	152,781	3,779,384
Nifco, Inc.	44,298	2,224,251
Nihon M&A Center, Inc.	65,083	2,116,235
PALTAC Corp.	105,247	2,930,618
Seria Co., Ltd.	61,202	2,638,728

Driehaus International Small Cap Growth Fund

Schedule of Investments

March 31, 2017 (unaudited)

	Number of Shares	Value (Note A)
Shinmaywa Industries, Ltd.	267,060	$2,549,940
Start Today Co., Ltd.	158,092	3,497,535
TechnoPro Holdings, Inc.	75,649	2,918,463
Tokyo Tatemono Co., Ltd.	190,394	2,510,540

		52,347,265

China — 3.2%
China Medical System Holdings, Ltd.	957,842	1,698,393
China Railway Signal & Communication Corp., Ltd. — H1	2,798,226	2,253,991
Haier Electronics Group Co., Ltd.	568,519	1,302,147
Lonking Holdings, Ltd.	4,151,242	1,255,281
Man Wah Holdings, Ltd.	2,011,433	1,596,930

		8,106,742

South Korea — 1.6%
Koh Young Technology, Inc.	30,404	1,394,729
Mando Corp.	5,808	1,347,739
Vieworks Co., Ltd.	22,469	1,295,941

		4,038,409

Taiwan — 1.3%
Basso Industry Corp.	415,808	1,263,492
Epistar Corp.**	2,028,345	2,135,804

		3,399,296

Australia — 1.3%
NEXTDC, Ltd.**	1,074,889	3,350,559
Indonesia — 0.8%
PT Bumi Serpong Damai Tbk	14,615,941	2,067,543
Philippines — 0.3%
Metro Pacific Investments Corp.	7,375,197	884,877

Total FAR EAST		74,194,691

NORTH AMERICA — 10.3%
Canada — 8.9%
Advantage Oil & Gas, Ltd.**	221,615	1,463,157
CAE, Inc.	75,786	1,158,004
Canada Goose Holdings, Inc.**	1,524	24,323
CCL Industries, Inc. — B	16,680	3,639,159
Dollarama, Inc.	41,397	3,430,735
Enerflex, Ltd.	91,997	1,313,008
Hudbay Minerals, Inc.	240,346	1,579,595
Kinaxis, Inc.**	62,071	3,461,899
New Flyer Industries, Inc.	79,262	2,925,277
Parex Resources, Inc.**	184,348	2,349,662
Shopify, Inc. — A**	19,052	1,297,251

		22,642,070

United States — 0.8%
Nexteer Automotive Group, Ltd.	1,386,285	2,044,242
Mexico — 0.6%
Promotora y Operadora de Infraestructura SAB de CV	137,052	1,479,720

Total NORTH AMERICA		26,166,032

	Number of Shares	Value (Note A)
CENTRAL AMERICA — 1.2%
Panama — 1.2%
Copa Holdings SA — A	27,231	$3,056,680

Total CENTRAL AMERICA		3,056,680

AFRICA — 0.6%
South Africa — 0.6%
Clicks Group, Ltd.	147,762	1,410,850

Total AFRICA		1,410,850

Total EQUITY SECURITIES (Cost $217,658,879)		253,289,291

TOTAL INVESTMENTS (COST $217,658,879)	99.5%	$253,289,291
Other Assets In Excess Of Liabilities	0.5%	1,267,330

Net Assets	100.0%	$254,556,621

The federal income tax basis and unrealized appreciation (depreciation) for all investments is as follows:

Basis:	$218,249,773

Gross Appreciation	$37,658,890
Gross Depreciation	(2,619,372)

Net Appreciation	$35,039,518

1	144A — This security was purchased pursuant to Rule 144A of the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. At March 31, 2017, these securities amounted to $12,521,565 or 4.9% of net assets. These 144A securities have not been deemed illiquid.
**	Non-income producing security

GDR — Global Depository Receipt

See accompanying Notes to Schedule of Investments.

Driehaus Micro Cap Growth Fund

Schedule of Investments

March 31, 2017 (unaudited)

	Number of Shares	Value (Note A)
EQUITY SECURITIES — 82.0%
HEALTH CARE — 28.2%
Biotechnology — 10.2%
Ardelyx, Inc.**	84,890	$1,073,859
Blueprint Medicines Corp.**	169,864	6,792,861
Concert Pharmaceuticals, Inc.**	152,130	2,595,338
CytomX Therapeutics, Inc.**	172,699	2,982,512
Flexion Therapeutics, Inc.**	173,803	4,677,039
Global Blood Therapeutics, Inc.**	83,865	3,090,425
La Jolla Pharmaceutical Co.**	91,261	2,724,141
Loxo Oncology, Inc.**	162,016	6,817,633
Natera, Inc.**	195,760	1,736,391
NewLink Genetics Corp.**	123,011	2,964,565
Otonomy, Inc.**	102,411	1,254,535
Sunesis Pharmaceuticals, Inc.1**	123,019	504,378
Versartis, Inc.**	88,720	1,894,172

		39,107,849

Health Care Equipment & Supplies — 8.7%
AxoGen, Inc.**	252,277	2,636,295
Cardiovascular Systems, Inc.**	112,929	3,193,068
CRH Medical Corp.**	322,124	2,641,417
CryoLife, Inc.**	201,179	3,349,630
Inogen, Inc.**	67,211	5,212,885
iRhythm Technologies, Inc.**	73,114	2,749,086
K2M Group Holdings, Inc.**	133,899	2,746,269
LeMaitre Vascular, Inc.[1]	124,142	3,057,617
Mazor Robotics, Ltd. — SP ADR**	56,759	1,689,715
Spectranetics Corp.**	83,871	2,442,743
Tactile Systems Technology, Inc.1**	200,550	3,800,423

		33,519,148

Pharmaceuticals — 3.7%
Aclaris Therapeutics, Inc.**	106,456	3,174,518
Corcept Therapeutics, Inc.**	214,316	2,348,903
Foamix Pharmaceuticals, Ltd.1**	213,983	1,059,216
Heska Corp.**	51,397	5,395,657
MyoKardia, Inc.1**	134,376	1,767,044
Novan, Inc.**	104,258	665,166

		14,410,504

Health Care Providers & Services — 3.4%
BioTelemetry, Inc.**	122,690	3,551,876
Teladoc, Inc.**	133,669	3,341,725
Tivity Health, Inc.**	135,199	3,934,291
US Physical Therapy, Inc.	34,134	2,228,950

		13,056,842

Life Sciences Tools & Services — 1.2%
NeoGenomics, Inc.**	598,683	4,723,609
Health Care Technology — 1.0%
Vocera Communications, Inc.**	160,721	3,990,702

	Number of Shares	Value (Note A)
Total HEALTH CARE		$108,808,654

INFORMATION TECHNOLOGY — 17.2%
Internet Software & Services — 6.0%
Alteryx, Inc. — A**	110,122	1,721,207
Autobytel, Inc.**	108,134	1,354,919
Five9, Inc.**	264,993	4,361,785
GTT Communications, Inc.**	187,860	4,574,391
Mimecast, Ltd.**	226,083	5,061,998
Q2 Holdings, Inc.**	135,696	4,729,006
Quotient Technology, Inc.**	138,228	1,320,077

		23,123,383

Semiconductors & Semiconductor Equipment — 4.9%
AXT, Inc.**	313,383	1,817,621
CyberOptics Corp.**	59,213	1,536,577
Everspin Technologies, Inc.1**	151,996	1,273,727
Ichor Holdings, Ltd.**	77,332	1,533,494
Impinj, Inc.**	283,246	8,573,856
MagnaChip Semiconductor Corp.**	181,904	1,737,183
PDF Solutions, Inc.**	105,559	2,387,745

		18,860,203

Software — 4.0%
8X8, Inc.**	247,817	3,779,209
Everbridge, Inc.**	83,721	1,718,792
Proofpoint, Inc.**	26,123	1,942,506
PROS Holdings, Inc.**	108,088	2,614,649
Telenav, Inc.**	208,769	1,805,852
Varonis Systems, Inc.**	106,030	3,371,754

		15,232,762

Communications Equipment — 1.8%
Extreme Networks, Inc.**	253,952	1,907,180
Oclaro, Inc.**	160,078	1,571,966
Quantenna Communications, Inc.**	172,304	3,589,092

		7,068,238

Electronic Equipment, Instruments & Components — 0.5%
Control4 Corp.**	134,013	2,116,065

Total INFORMATION TECHNOLOGY		66,400,651

INDUSTRIALS — 13.2%
Trading Companies & Distributors — 2.8%
Foundation Building
Materials, Inc.**	162,426	2,593,943
H&E Equipment Services, Inc.	116,713	2,861,803
SiteOne Landscape Supply, Inc.**	64,651	3,129,755
Textainer Group Holdings, Ltd.	63,829	976,584
Titan Machinery, Inc.**	83,770	1,285,032

		10,847,117

Aerospace & Defense — 2.4%
Kratos Defense & Security
Solutions, Inc.**	448,538	3,489,626
Mercury Systems, Inc.**	150,188	5,864,841

		9,354,467

Driehaus Micro Cap Growth Fund

Schedule of Investments

March 31, 2017 (unaudited)

	Number of Shares	Value (Note A)
Building Products — 2.4%
Gibraltar Industries, Inc.**	80,184	$3,303,581
Patrick Industries, Inc.**	58,140	4,122,126
Ply Gem Holdings, Inc.**	90,033	1,773,650

		9,199,357

Commercial Services & Supplies — 2.2%
Aqua Metals, Inc.**	160,087	3,128,100
Casella Waste Systems, Inc. — A**	140,023	1,975,725
Hudson Technologies, Inc.**	319,132	2,106,271
SP Plus Corp.**	39,166	1,321,853

		8,531,949

Construction & Engineering — 1.0%
Argan, Inc.	35,989	2,380,672
NV5 Global, Inc.**	38,963	1,465,009

		3,845,681

Machinery — 1.0%
Kornit Digital, Ltd.**	192,957	3,685,479
Air Freight & Logistics — 0.8%
Air Transport Services Group, Inc.**	191,069	3,066,657
Electrical Equipment — 0.6%
TPI Composites, Inc.**	113,243	2,152,749

Total INDUSTRIALS		50,683,456

CONSUMER DISCRETIONARY — 10.9%
Hotels, Restaurants & Leisure — 2.3%
Carrols Restaurant Group, Inc.**	110,414	1,562,358
Del Taco Restaurants, Inc.**	110,122	1,460,218
Denny’s Corp.**	117,876	1,458,126
Eldorado Resorts, Inc.**	84,959	1,607,849
Intrawest Resorts Holdings, Inc.**	112,808	2,821,328

		8,909,879

Auto Components — 2.1%
Fox Factory Holding Corp.**	143,767	4,126,113
Horizon Global Corp.**	90,964	1,262,580
Modine Manufacturing Co.**	142,721	1,741,196
Unique Fabricating, Inc.[1]	66,753	803,039

		7,932,928

Internet & Catalog Retail — 1.8%
Nutrisystem, Inc.	126,571	7,024,691
Household Durables — 1.5%
Century Communities, Inc.**	92,073	2,338,654
SodaStream International, Ltd.**	75,426	3,652,881

		5,991,535

Specialty Retail — 1.3%
J. Jill, Inc.**	125,249	1,766,011
MarineMax, Inc.**	148,579	3,216,735

		4,982,746

Leisure Equipment & Products — 0.9%
Malibu Boats, Inc. — A**	74,420	1,670,729
MCBC Holdings, Inc.	109,947	1,777,843

		3,448,572

Diversified Consumer Services — 0.5%
Strayer Education, Inc.	23,674	1,905,520

	Number of Shares	Value (Note A)
Automobiles — 0.5%
Winnebago Industries, Inc.	64,848	$1,896,804

Total CONSUMER DISCRETIONARY		42,092,675

FINANCIALS — 6.5%
Commercial Banks — 3.4%
Franklin Financial Network, Inc.**	48,024	1,860,930
Live Oak Bancshares, Inc.	135,947	2,943,253
Pacific Premier Bancorp, Inc.**	61,258	2,361,496
Preferred Bank/Los Angeles CA	33,093	1,775,770
Seacoast Banking Corp. of Florida**	104,019	2,494,376
TriState Capital Holdings, Inc.**	77,146	1,801,359

		13,237,184

Real Estate Investment Trust — 1.2%
National Storage Affiliates Trust	189,601	4,531,464
Mortgage Real Estate Investment — 0.9%
Altisource Residential Corp.	230,761	3,519,105
Thrifts & Mortgage Finance — 0.6%
NMI Holdings, Inc. — A**	189,228	2,157,199
Capital Markets — 0.4%
Piper Jaffray Cos.	26,212	1,673,636

Total FINANCIALS		25,118,588

CONSUMER STAPLES — 2.9%
Beverages — 2.0%
MGP Ingredients, Inc.	82,983	4,500,168
Primo Water Corp.**	248,166	3,370,094

		7,870,262

Food Products — 0.9%
Calavo Growers, Inc.	27,780	1,683,468
Farmer Brothers Co.**	45,789	1,618,641

		3,302,109

Total CONSUMER STAPLES		11,172,371

ENERGY — 2.0%
Oil, Gas & Consumable Fuels — 1.1%
Earthstone Energy, Inc.**	118,486	1,511,881
KLR Energy Acquisition Corp.1**	119,048	1,375,600
Navigator Holdings, Ltd.**	100,635	1,383,731

		4,271,212

Energy Equipment & Services — 0.9%
Mammoth Energy Services, Inc.**	78,105	1,680,039
US Silica Holdings, Inc.	38,713	1,857,837

		3,537,876

Total ENERGY		7,809,088

Driehaus Micro Cap Growth Fund

Schedule of Investments

March 31, 2017 (unaudited)

	Number of Shares	Value (Note A)
MATERIALS — 1.1%
Chemicals — 1.1%
AdvanSix, Inc.**	82,704	$2,259,473
KMG Chemicals, Inc.	37,287	1,717,812

		3,977,285

Total MATERIALS		3,977,285

Total EQUITY SECURITIES (Cost $250,372,865)		316,062,768

EXCHANGE-TRADED FUNDS — 9.0%
iShares Russell 2000 ETF	126,758	17,426,690
iShares Russell 2000 Growth ETF	107,694	17,409,812

Total EXCHANGE-TRADED FUNDS (Cost $34,450,309)		34,836,502

TOTAL INVESTMENTS (COST $284,823,174)	91.0%	$350,899,270
Other Assets In Excess Of Liabilities	9.0%	34,715,887

Net Assets	100.0%	$385,615,157

The federal income tax basis and unrealized appreciation (depreciation) for all investments is as follows:

Basis:	$289,371,262

Gross Appreciation	$70,954,818
Gross Depreciation	(9,426,810)

Net Appreciation	$61,528,008

1	Pursuant to procedures adopted by Driehaus Mutual Funds’ (the “Trust”) Board of Trustees, this security has been determined to be illiquid by Driehaus Capital Management LLC (the “Adviser”), the Fund’s investment adviser.
**	Non-income producing security

ETF	— Exchange-Traded Fund

SP ADR — Sponsored American Depository Receipt

See accompanying Notes to Schedule of Investments.

Driehaus Mutual Funds

Notes to Schedules of Investments (unaudited)

A. Portfolio Valuation:

Securities transactions are accounted for on trade date. Equity securities and exchange-traded options are valued at the last sale price as of the close of the primary exchange or other designated time. Equity Certificates are valued at the last sale price of the underlying security as of the close of the primary exchange. Swaps, forward foreign currency contracts and other financial derivatives are valued daily, primarily by an independent pricing service using pricing models, and are generally classified as level 2. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, dividends and exchange rates. If valuations are not available from the independent pricing service or values received are deemed not representative of market value, values will be obtained from a third party broker-dealer or counterparty. Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from an independent pricing service. In addition, if quotations are not readily available, if the values have been materially affected by events occurring after the closing of a foreign market, or if there has been a movement in the U.S. market that exceeds a certain threshold, assets may be valued at fair value as determined in good faith by or under the direction of the Trust’s Board of Trustees. Events that may materially affect asset values that could cause a fair value determination include, but are not limited to: corporate announcements relating to a specific security; natural and other disasters which may impact an entire market or region; and political and other events which may be global or impact a particular country or region. The frequency with which these procedures are used cannot be predicted and may be utilized to a significant extent. To the extent utilized, securities would be considered level 2 in the hierarchy described below. Substantially all transfers between level 1 and level 2 relate to the use of these procedures.

Each Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:

Level 1 — quoted prices in active markets for identical securities

Level 2 — significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The summary of the Funds’ investments that are measured at fair value by level within the fair value hierarchy as of March 31, 2017 is as follows:

Fund	Total Value at March 31, 2017	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Driehaus Emerging Markets Growth Fund
Equity Securities:
Africa	$63,285,193	$63,285,193	$—	$—
Central America	8,333,552	8,333,552	—	—
Europe	169,517,885	163,573,074	5,944,811	—
Far East	850,242,422	850,242,422	—	—
Middle East	30,972,983	30,972,983	—	—
North America	95,107,307	95,107,307	—	—
South America	152,077,804	152,077,804	—	—

Total Investments	$1,369,537,146	$1,363,592,335	$5,944,811	$—

Driehaus Emerging Markets Small Cap Growth Fund
Assets:
Equity Securities:
Africa	$15,967,379	$15,967,379	$—	$—
Europe	21,266,798	18,657,139	2,609,659	—
Far East	171,803,330	171,803,330	—	—
Middle East	5,473,648	5,473,648	—	—
North America	12,084,364	12,084,364	—	—
South America	21,444,002	21,444,002	—	—
Purchased Put Options	599,374	570,000	29,374	—
Swap Contracts	1,499,386	—	1,499,386	—
Forward Foreign Exchange Contracts	418,435	—	418,435	—

Total Assets	$250,556,716	$245,999,862	$4,556,854	$—

Driehaus Mutual Funds

Notes to Schedules of Investments (unaudited)

Fund	Total Value at March 31, 2017	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Driehaus Emerging Markets Small Cap Growth Fund (continued)
Liabilities:
Written Put Options	$(140,000)	$(140,000)	$—	$—
Forward Foreign Exchange Contracts	(2,031,777)	—	(2,031,777)	—

Total Liabilities	$(2,171,777)	$(140,000)	$(2,031,777)	$—

Driehaus Frontier Emerging Markets Fund
Equity Securities
Africa	$13,996,685	$13,996,685	$—	$—
Europe	11,543,797	11,543,797	—	—
Far East	21,862,157	21,561,368	300,789	—
Middle East	14,404,935	14,404,935	—	—
South America	11,627,232	11,627,232	—	—
Equity Certificates*	216,356	—	216,356	—

Total Investments	$73,651,162	$73,134,017	$517,145	$—

Driehaus International Small Cap Growth Fund
Investments in Securities*	$253,289,291	$253,289,291	$—	$—

Driehaus Micro Cap Growth Fund
Investments in Securities*	$350,899,270	$350,899,270	$—	$—

*	See Schedule of Investments for industry and/or country breakout.

Transfers between levels, if any, are recognized as of the last day in the fiscal quarter of the period in which the event or change in circumstances that caused the reclassification occurred. The Funds used observable inputs in their valuation methodologies whenever they were available and deemed reliable.

When fair value pricing is employed, the prices of securities used by a Fund to calculate its net asset value may differ from closing prices for the same securities, which means that a Fund may value those securities higher or lower than another fund that does not employ fair value. In addition, the fair value price may differ materially from the value a Fund may ultimately realize.

For the year to date period ended March 31, 2017, a security with an end of period value of $300,789 held by Driehaus Frontier Emerging Markets Fund was transferred from level 1 to level 2.

For additional information regarding the Funds’ policy for valuation of investments or other significant accounting policies, please refer to the Funds’ most recent Semi-Annual or Annual Report.

B. Options Contracts:

The Funds are subject to equity and other risk exposures in the normal course of pursuing their investment objective. The Funds may use options contracts to hedge their portfolio or a portion thereof or speculatively for the purpose of profiting from a decline in the market value of a security. The Driehaus Emerging Markets Small Cap Growth Fund used both purchased and written options during the period January 1, 2017 through March 31, 2017 to hedge exposure to certain countries or sectors.

The Funds may write covered call and put options on futures, securities or currencies the Funds own or in which they may invest. Writing put options tends to increase a Fund’s exposure to the underlying instrument. Writing call options tends to decrease a Fund’s exposure to the underlying instrument. When a Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked-to-market to reflect the current value of the option written. These liabilities are reflected as written options outstanding in the Schedule of Investments. Payments received or made, if any, from writing options with premiums to be determined on a future date are reflected as such in the Schedule of Investments. Premiums received from writing options that expire are treated as realized gains. Premiums received from writing options that are exercised or closed are added to the proceeds or offset against amounts paid on the underlying future, security or currency transaction to determine the realized gain or loss. A Fund, as a writer of an option, has no control over whether the underlying future, security or currency may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the future, security or currency underlying the written option. The risk exists that a Fund may not be able to enter into a closing transaction because of an illiquid market.

Driehaus Mutual Funds

Notes to Schedules of Investments (unaudited)

For the period January 1, 2017 through March 31, 2017, the average monthly volume of purchased and written options for Driehaus Emerging Markets Small Cap Growth Fund were $1,566,630 and $294,422, respectively.

The premiums received and the number of option contracts written during the period ended March 31, 2017 were as follows:

Driehaus Emerging Markets Small Cap Growth Fund	Number of Contracts	Premiums Received
Options outstanding at December 31, 2016	17,500	$419,278
Options written	42,500	545,722
Options closed	(35,000)	(636,049)
Options expired	(15,000)	(159,386)

Options outstanding at March 31, 2017	10,000	$169,565

The Funds may also purchase put and call options. Purchasing call options tends to increase a Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease a Fund’s exposure to the underlying instrument. A Fund pays a premium which is included in its Schedule of Investments as an investment and subsequently marked-to-market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying future, security or currency transaction to determine the realized gain or loss. When entering into purchased option contracts, a Fund bears the risk of securities prices moving unexpectedly, in which case, a Fund may not achieve the anticipated benefits of the purchased option contracts; however, the risk of loss is limited to the premium paid. As of March 31, 2017, the Funds with outstanding options are as listed on the Schedules of Investments.

C. Swap Contracts:

The Driehaus Emerging Markets Small Cap Growth Fund may engage in various swap transactions, including forward rate agreements and interest rate, currency, volatility, index and total return swaps, primarily to manage risk, or as alternatives to direct investments. The Fund may also engage in credit default swaps, which involve the exchange of a periodic premium for protection against a defined credit event (such as payment default, refinancing or bankruptcy). The Fund engaged in credit default swaps during the period January 1, 2017 through March 31, 2017 to protect against credit events and interest rate swaps to hedge currency risks.

Under the terms of a credit default swap contract, one party acts as a guarantor receiving a periodic payment that is a fixed percentage applied to a notional amount. In return, the party agrees to purchase the notional amount of the underlying instrument, at par, if a credit event occurs during the term of the contract. The Fund may enter into credit default swaps in which the Fund acts as guarantor (a seller of protection), and may enter into credit default swaps in which the counterparty acts as guarantor (a buyer of protection). Premiums paid to or by the Fund are accrued daily and included in realized gain (loss) on swaps. The contracts are marked-to-market daily using fair value estimates provided by an independent pricing service. Changes in value are recorded as unrealized appreciation (depreciation). Unrealized gains are reported as an asset and unrealized losses are reported as a liability. The change in value of swaps, including accruals of periodic amounts of interest to be paid or received on swaps is reported as unrealized gains or losses. Gains or losses are realized upon termination of the contracts. The risk of loss under a swap contract may exceed the amount recorded as an asset or a liability. The notional amount of a swap contract is the reference amount pursuant to which the counterparties make payments. For swaps in which the referenced obligation is an index, in the event of default of any debt security included in the corresponding index, the Fund pays or receives the percentage of the corresponding index that the defaulted security comprises (1) multiplied by the notional value and (2) multiplied by the ratio of one minus the ratio of the market value of the defaulted debt security to its par value. The maximum exposure to loss of the notional value as a seller of credit default swaps outstanding at March 31, 2017, for the Driehaus Emerging Markets Small Cap Growth Fund was $0.

Interest rate swaps are agreements between two parties to exchange cash flows based on a notional principal amount. The Fund may elect to pay a fixed rate and receive a floating rate or receive a fixed rate and pay a floating rate on a notional principal amount. The net interest received or paid on interest rate swap agreements is accrued daily as interest income/expense. Interest rate swaps are marked-to-market daily using fair value estimates provided by an independent pricing service. Changes in value, including accrued interest, are recorded as unrealized appreciation (depreciation). Unrealized gains are reported as an asset and unrealized losses are reported as a liability. The change in value of swaps, including accruals of periodic amounts of interest to be paid or received on swaps, is reported as unrealized gains or losses. Gains or losses are realized upon termination of the contracts. The risk of loss under a swap contract may exceed the amount recorded as an asset or a liability.

Risks associated with swap contracts include changes in the returns of underlying instruments, failure of the counterparties to perform under the contracts’ terms and the possible lack of liquidity with respect to the contracts. Credit default swaps can involve greater risks than if an investor had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to counterparty credit risk, leverage risk, hedging risk, correlation risk and liquidity risk. The Fund discloses swap contracts on a gross basis, with no netting of contracts held with the same counterparty. As of March 31, 2017, the Driehaus Emerging Markets Small Cap Growth Fund had outstanding swap contracts as listed on the Schedule of Investments.

Driehaus Mutual Funds

Notes to Schedules of Investments (unaudited)

D. Forward Foreign Currency Contracts:

The Driehaus Emerging Markets Small Cap Growth Fund used forward foreign currency contracts during the period January 1, 2017 through March 31, 2017 to hedge foreign currency exposure in the portfolio. A forward foreign currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are principally traded in the inter-bank market conducted directly between currency traders (usually large commercial banks) and their customers.

The market value of a forward foreign currency contract fluctuates with changes in currency exchange rates. Outstanding forward foreign currency contracts are valued daily at current market rates and the resulting change in market value is recorded as unrealized appreciation or depreciation. When a forward foreign currency contract is settled, the Fund records a realized gain or loss equal to the difference between the value at the time the forward foreign currency contract was opened and the value at the time it was settled. A forward foreign currency contract may involve market risk in excess of the unrealized gain or loss reflected on the Schedule of Investments. In addition, the Fund could be exposed to credit risk if the counterparties are unable or unwilling to meet the terms of the contracts or market risk if the value of the foreign currency changes unfavorably. As of March 31, 2017, the Driehaus Emerging Markets Small Cap Growth Fund had forward foreign currency contracts as listed in the Schedule of Investments.

E. Foreign Currency Spot Contracts

The Funds enter into foreign currency spot contracts to facilitate transactions in foreign currency denominated securities. These spot contracts are typically open for 2 to 5 days, depending on the settlement terms of the underlying security transaction. On March 31, 2017, the Funds had foreign currency spot contracts outstanding under which they are obligated to exchange currencies at specified future dates.

F. Equity Certificates

The Funds may invest in equity certificates, which allow the Funds to participate in the appreciation (depreciation) of the underlying security without actually owning the underlying security. These derivative instruments are purchased pursuant to an agreement with a financial institution and are valued at a calculated market price based on the value of the underlying security in accordance with the agreement. These equity certificates are subject to the credit risk of the issuing financial institution. There is no off-balance sheet risk associated with equity certificates and the Funds’ potential loss is limited to the purchase price of the securities. The Funds are exposed to credit risk associated with the counterparty to the transaction, which is monitored by the Funds’ management on a periodic basis. A Fund’s equity certificates are not subject to any master netting agreement.

On March 31, 2017, Driehaus Frontier Emerging Markets Fund had unrealized appreciation (depreciation) of $55,475 as a result of its investments in these financial instruments. The aggregate market values of these certificates for Driehaus Frontier Emerging Markets Funds represented 0.3% of its total market value of investments at March 31, 2017.

G. Derivative Investment Holdings Categorized by Risk Exposure:

Each Fund is subject to the Financial Accounting Standards Board’s (“FASB”) “Disclosures about Derivative Instruments and Hedging Activities” (the “Derivatives Statement”). The Derivatives Statement amends and expands disclosures about derivative instruments and hedging activities. The Derivatives Statement is intended to improve financial reporting about derivative instruments requiring enhanced disclosures to enable investors to better understand how and why the Funds use derivative instruments, how these derivative instruments are accounted for and their effects on the Funds’ financial position and results of operations.

The following table sets forth the fair value of the Driehaus Emerging Markets Small Cap Growth Fund’s derivative contracts by primary risk exposure as of March 31, 2017:

Risk exposure category	Asset derivatives	Fair value	Liability derivatives	Fair value
Credit contracts	Swaps, at fair value	$1,455,148
Equity contracts	Investments, at fair value	$599,374	Written options outstanding, at fair value	$140,000
Foreign currency contracts	Unrealized appreciation on forward foreign currency contracts	$418,435	Unrealized depreciation on forward foreign currency contracts	$2,031,777
Interest rate contracts	Swaps, at fair value	$44,238

Driehaus Mutual Funds

Notes to Schedules of Investments (unaudited)

The following table sets forth the fair value of the Driehaus Frontier Emerging Markets Fund’s derivative contracts by primary risk exposure as of March 31, 2017:

Risk exposure category	Asset derivatives	Fair value
Equity contracts	Investments, at market value	$216,356

Driehaus Active Income Fund

Schedule of Investments

March 31, 2017 (unaudited)

	Shares, Principal Amount, or Number of Contracts	Value
ASSET-BACKED SECURITIES — 0.01%
CWABS, Inc. Asset-Backed Certificates Series 2004-1 1.46%, 4/25/34 [2,9]	$122,988	$114,442
Merrill Lynch Mortgage Investors Trust Series 2004-HE2 1.92%, 8/25/35 [2,9]	124,929	111,749

Total ASSET-BACKED SECURITIES (Cost $248,020)		226,191

BANK LOANS — 19.08%
Auto Manufacturers — 0.83%
Navistar, Inc. 5.00%, 8/7/20 [2,7]	18,053,844	18,283,308
Chemicals — 0.63%
Avantor Performance Materials Holdings LLC 5.00%, 3/10/24 [2,7]	561,708	566,390
Avantor Performance Materials Holdings LLC 5.00%, 3/10/24 [2,7]	13,340,575	13,451,768

		14,018,158

Computers — 0.45%
DynCorp International, Inc. 7.75%, 7/7/20 [2,7,9]	10,000,000	10,062,550
Entertainment — 2.05%
Scientific Games International, Inc. 4.84%, 10/1/21 [2,7]	44,857,949	45,485,287
Food — 0.96%
Chobani LLC 5.25%, 10/7/23 [2,7]	20,952,500	21,188,216
Insurance — 2.68%
Asurion LLC 8.50%, 3/3/21 [2,7]	53,119,370	53,863,042
Lonestar Intermediate Super Holdings LLC 10.00%, 8/31/21 [2,7]	5,406,635	5,636,417

		59,499,459

Internet — 6.02%
EIG Investors Corp. 6.00%, 2/9/23 [2,7]	29,696,970	29,981,615
ProQuest LLC 5.75%, 10/24/21 [2,7]	26,390,323	26,810,984
Uber Technologies, Inc. 5.00%, 7/13/23 [2,7]	28,937,500	28,854,305
Vivid Seats LLC 6.75%, 10/12/22 [2,7]	35,000,000	35,262,500
Vivid Seats LLC 10.75%, 10/12/23 [2,7]	12,500,000	12,750,000

		133,659,404

Driehaus Active Income Fund

Schedule of Investments

March 31, 2017 (unaudited)

	Shares, Principal Amount, or Number of Contracts	Value
Investment Companies — 0.74%
Larchmont Resources LLC 10.00%, 8/7/20 [2,7,9]	$6,368,294	$6,431,977
VGD Merger Sub LLC 4.25%, 8/18/23 [2,7]	9,975,000	10,041,783

		16,473,760

Leisure Time — 1.25%
Equinox Holdings, Inc. 4.25%, 3/3/24 [2,7]	20,000,000	20,175,100
Equinox Holdings, Inc. 8.00%, 3/8/25 [2,7]	7,500,000	7,629,713

		27,804,813

Retail — 1.84%
Neiman Marcus Group Ltd. LLC 4.25%, 10/25/20 [2,7]	20,574,038	16,596,974
Rite Aid Corp. 5.75%, 8/21/20 [2,7]	7,830,000	7,865,900
Rite Aid Corp. 4.88%, 6/21/21 [2,7]	16,200,000	16,267,473

		40,730,347

Software — 0.80%
Evergreen Skills Lux Sarl (Luxembourg) 5.75%, 4/28/21 [2,7]	19,203,046	17,714,906
Telecommunications — 0.83%
FairPoint Communications, Inc. 7.50%, 2/14/19 [2,7]	11,284,211	11,364,611
GTT Communications, Inc. 5.00%, 1/9/24 [2,7]	6,982,500	7,088,704

		18,453,315

Total BANK LOANS (Cost $428,470,983)		423,373,523

CORPORATE BONDS — 32.98%
Auto Manufacturers — 0.20%
General Motors Co. 6.25%, 10/2/43 [10]	4,000,000	4,405,356
Banks — 3.34%
JPMorgan Chase & Co. 7.90%, 12/29/49 [2,10]	29,813,000	30,893,721
PNC Capital Trust C 1.62%, 6/1/28 [2,10]	10,500,000	9,502,500
Royal Bank of Scotland Group PLC (United Kingdom) 7.64%, 3/29/49 [2,3,10]	19,450,000	18,137,125

Driehaus Active Income Fund

Schedule of Investments

March 31, 2017 (unaudited)

	Shares, Principal Amount, or Number of Contracts		Value
State Street Corp. 2.13%, 6/15/37 [2,10]	$17,670,000		$15,483,338

			74,016,684

Biotechnology — 0.11%
Concordia International Corp. (Canada) 9.00%, 4/1/22 [1,3]	3,325,000		2,398,156
Building Materials — 0.27%
Builders FirstSource, Inc. 5.63%, 9/1/24 [1]	6,000,000		6,090,000
Chemicals — 1.06%
Kraton Polymers LLC / Kraton Polymers Capital Corp. 10.50%, 4/15/23 [1,10]	20,551,000		23,582,273
Computers — 0.89%
DynCorp International, Inc. 11.88%, 11/30/20 [10]	20,747,222		19,813,597
Diversified Financial Services — 0.00%
Rio Oil Finance Trust Series 2014-1 (Brazil) 9.25%, 7/6/24 [1,3]	4,373		4,427
Electric — 0.60%
NRG Energy, Inc. 6.25%, 7/15/22	13,000,000		13,292,500
Engineering & Construction — 0.74%
Aeropuertos Argentina 2000 S.A. (Argentina) 6.88%, 2/1/27 [1,3]	16,000,000		16,520,000
Entertainment — 1.65%
Codere Finance 2 Luxembourg S.A. (Luxembourg) 6.75%, 11/1/21	8,000,000	[6]	8,570,941
Codere Finance 2 Luxembourg S.A. (Luxembourg) 7.63%, 11/1/21 [3,10]	29,000,000		27,977,750

			36,548,691

Healthcare - Products — 1.24%
Sterigenics-Nordion Holdings LLC 6.50%, 5/15/23 [1,10]	26,862,000		27,466,395
Healthcare - Services — 2.77%
Kindred Healthcare, Inc. 8.00%, 1/15/20 [10]	15,000,000		15,243,750
Kindred Healthcare, Inc. 6.38%, 4/15/22 [10]	24,277,000		22,638,303
LifePoint Health, Inc. 5.88%, 12/1/23 [10]	22,786,000		23,469,580

			61,351,633

Driehaus Active Income Fund

Schedule of Investments

March 31, 2017 (unaudited)

	Shares, Principal Amount, or Number of Contracts	Value
Holding Companies - Diversified — 2.54%
HRG Group, Inc. 7.75%, 1/15/22 [10]	$53,408,000	$56,345,440
Insurance — 1.09%
Chubb Corp. 6.38%, 3/29/67 [2,10]	25,000,000	24,187,500
Media — 4.01%
Altice Luxembourg S.A. (Luxembourg) 7.75%, 5/15/22 [1,3]	22,000,000	23,347,500
Neptune Finco Corp. 10.13%, 1/15/23 [1,10]	13,900,000	16,124,000
Neptune Finco Corp. 10.88%, 10/15/25 [1,10]	9,000,000	10,822,500
SFR Group S.A. (France) 7.38%, 5/1/26 [1,3]	22,000,000	22,660,000
Sinclair Television Group, Inc. 5.63%, 8/1/24 [1,10]	15,810,000	16,007,625

		88,961,625

Miscellaneous Manufacturing — 1.40%
Amsted Industries, Inc. 5.00%, 3/15/22 [1,10]	31,000,000	31,155,000
Oil & Gas — 2.36%
Antero Resources Corp. 5.00%, 3/1/25 [1,10]	15,000,000	14,709,300
Calumet Specialty Products Partners LP / Calumet Finance Corp. 6.50%, 4/15/21	1,536,000	1,299,840
Continental Resources, Inc. 4.90%, 6/1/44 [10]	14,000,000	12,040,000
Diamondback Energy, Inc. 5.38%, 5/31/25 [1]	10,000,000	10,250,000
Newfield Exploration Co. 5.63%, 7/1/24 [10]	13,412,000	14,132,895

		52,432,035

Packaging & Containers — 0.64%
Ardagh Packaging Finance PLC / Ardagh Holdings USA, Inc. (Ireland) 4.25%, 9/15/22 [1,3]	3,000,000	3,030,000
Ardagh Packaging Finance PLC / Ardagh Holdings USA, Inc. (Ireland) 4.63%, 5/15/23 [1,3]	8,000,000	8,060,000
Ardagh Packaging Finance PLC / Ardagh Holdings USA, Inc. (Ireland) 6.00%, 2/15/25 [1,3]	3,000,000	3,033,750

		14,123,750

Pharmaceuticals — 0.33%
Valeant Pharmaceuticals International, Inc. (Canada) 6.75%, 8/15/18 [1,3]	7,276,000	7,285,095

Driehaus Active Income Fund

Schedule of Investments

March 31, 2017 (unaudited)

	Shares, Principal Amount, or Number of Contracts	Value
Pipelines — 1.38%
Enbridge Energy Partners LP 8.05%, 10/1/77 [2,10]	$31,500,000	$30,633,750
Real Estate Investment Trusts — 2.83%
Communications Sales & Leasing, Inc. / CSL Capital LLC 8.25%, 10/15/23	6,000,000	6,330,000
Communications Sales & Leasing, Inc. / CSL Capital LLC 7.13%, 12/15/24 [1]	2,000,000	2,030,000
ESH Hospitality, Inc. 5.25%, 5/1/25 [1,10]	54,025,000	54,463,683

		62,823,683

Retail — 1.89%
Neiman Marcus Group Ltd. LLC 8.00%, 10/15/21 [1,10]	18,335,000	11,039,870
Rite Aid Corp. 6.75%, 6/15/21 [10]	29,820,000	29,950,462
Rite Aid Corp. 6.13%, 4/1/23 [1,10]	955,000	946,644

		41,936,976

Telecommunications — 1.64%
Digicel Ltd. (Jamaica) 6.75%, 3/1/23 [1,3,10]	29,750,000	26,551,875
Digicel Ltd. (Jamaica) 6.75%, 3/1/23 [3]	11,000,000	9,817,500

		36,369,375

Total CORPORATE BONDS (Cost $732,737,372)		731,743,941

CONVERTIBLE CORPORATE BONDS — 3.53%
Building Materials — 1.18%
Cemex S.A.B. de C.V. (Mexico) 3.75%, 3/15/18 [3,10]	22,500,000	26,254,687
Semiconductors — 1.18%
Microchip Technology, Inc. 1.63%, 2/15/25 [10]	18,200,000	26,094,250
Telecommunications — 1.17%
Ciena Corp. 3.75%, 10/15/18 [1,10]	19,931,000	26,009,955

Total CONVERTIBLE CORPORATE BONDS (Cost $64,514,130)		78,358,892

U.S. GOVERNMENT AND AGENCY SECURITIES — 0.31%
United States Treasury Note 2.00%, 8/15/25 [10]	7,047,000	6,862,016

Total U.S. GOVERNMENT AND AGENCY SECURITIES (Cost $6,932,930)		6,862,016

Driehaus Active Income Fund

Schedule of Investments

March 31, 2017 (unaudited)

	Shares, Principal Amount, or Number of Contracts	Value
COMMON STOCKS — 22.70%
Auto Manufacturers — 0.43%
General Motors Co. [10]	269,324	$9,523,297
Electric — 1.74%
Westar Energy, Inc. [10]	711,910	38,635,356
Entertainment — 9.79%
AMC Entertainment Holdings, Inc., Class A [10]	2,167,350	68,163,157
Gaming and Leisure Properties, Inc. [10]	2,193,164	73,295,541
Pinnacle Entertainment, Inc. * 8,9	3,883,077	75,797,663

		217,256,361

Gas — 0.16%
WGL Holdings, Inc.	42,583	3,514,375
Insurance — 3.20%
Stewart Information Services Corp. [8,9]	1,607,287	71,009,940
Investment Companies — 0.12%
Larchmont Resources LLC [9]	7,824	2,640,512
Media — 2.66%
Charter Communications, Inc., Class A * 10	—	118
TiVo Corp. [10]	3,153,553	59,129,119

		59,129,237

Pharmaceuticals — 0.77%
Mead Johnson Nutrition Co.	191,379	17,048,041
Retail — 1.27%
Cabela’s, Inc. * 10	529,974	28,146,919
Telecommunications — 2.03%
Level 3 Communications, Inc. *	788,555	45,121,117
Venture Capital — 0.53%
Fortress Investment Group LLC	1,478,713	11,755,768

Total COMMON STOCKS (Cost $476,397,840)		503,780,923

CONVERTIBLE PREFERRED STOCKS — 1.08%
Auto Manufacturers — 0.00%
General Motors Corp. Senior Convertible Preferred Escrow - B 5.25%, 3/6/34[4,5,9]	475,000	—
General Motors Corp. Senior Convertible Preferred Escrow - C 6.25%, 12/15/12[4,5,9]	11,790,650	—

		—

Investment Companies — 1.08%
Mandatory Exchangeable Trust 5.75%, 6/3/19 [1]	185,000	23,971,375

Total CONVERTIBLE PREFERRED STOCKS (Cost $18,688,226)		23,971,375

Driehaus Active Income Fund

Schedule of Investments

March 31, 2017 (unaudited)

	Shares, Principal Amount, or Number of Contracts	Value
PREFERRED STOCKS — 1.64%
Banks — 1.64%
GMAC Capital Trust I 6.82%, 2/15/40 [2,10]	1,428,511	$36,327,035

Total PREFERRED STOCKS (Cost $38,235,282)		36,327,035

PURCHASED PUT OPTIONS — 0.00%
Alibaba Group Holding Ltd. ADR, Exercise Price: $30.00, Expiration Date: January 19, 2018*	1,500	4,500

Total PURCHASED PUT OPTIONS (Premiums Paid $151,991)		4,500

TOTAL INVESTMENTS (Cost $1,766,376,774)	81.33%	1,804,648,396
Other Assets less Liabilities	18.67%	414,377,779

Net Assets	100.00%	$2,219,026,175

Driehaus Active Income Fund

Schedule of Investments

March 31, 2017 (unaudited)

	Shares, Principal Amount, or Number of Contracts	Value
SECURITIES SOLD SHORT — (16.38)%
CORPORATE BONDS — (2.00)%
Entertainment — (0.74)%
Scientific Games International, Inc. 7.00%, 1/1/22 [1]	$(11,000,000)	$(11,797,500)
Scientific Games International, Inc. 7.00%, 1/1/22	(4,400,000)	(4,719,000)

		(16,516,500)

Oil & Gas Services — (0.65)%
National Oilwell Varco, Inc. 2.60%, 12/1/22	(14,975,000)	(14,369,576)
Pipelines — (0.61)%
Enbridge Energy Partners LP 5.88%, 10/15/25	(12,000,000)	(13,457,604)

Total CORPORATE BONDS (Proceeds $41,344,298)		(44,343,680)

SOVEREIGN BONDS — (1.16)%
Turkey Government International Bond (Turkey) 4.88%, 10/9/26 [3]	(26,500,000)	(25,654,385)

Total SOVEREIGN BONDS (Proceeds $26,913,231)		(25,654,385)

U.S. GOVERNMENT AND AGENCY SECURITIES — (1.22)%
United States Treasury Bond
3.00%, 11/15/44	(16,000,000)	(15,935,008)
3.00%, 5/15/45	(11,293,000)	(11,232,560)

		(27,167,568)

Total U.S. GOVERNMENT AND AGENCY SECURITIES (Proceeds $28,471,177)		(27,167,568)

COMMON STOCKS — (5.56)%
Building Materials — (0.56)%
Cemex S.A.B. de C.V. ADR*	(1,378,000)	(12,498,460)
Entertainment — (0.54)%
Eldorado Resorts, Inc. *	(633,404)	(11,987,171)
Insurance — (0.77)%
First American Financial Corp.	(433,113)	(17,012,679)
Internet — (0.96)%
Alibaba Group Holding Ltd. ADR*	(198,500)	(21,404,255)
Lodging — (0.90)%
Boyd Gaming Corp. *	(903,000)	(19,875,030)
Media — 0.00%
Charter Communications, Inc., Class A *	—	(119)
Semiconductors — (1.01)%
Microchip Technology, Inc.	(302,891)	(22,347,298)

Driehaus Active Income Fund

Schedule of Investments

March 31, 2017 (unaudited)

	Shares, Principal Amount, or Number of Contracts	Value
Telecommunications — (0.82)%
Ciena Corp. *	(535,800)	$(12,650,238)
FairPoint Communications, Inc. *	(336,865)	(5,591,959)

		(18,242,197)

Total COMMON STOCKS (Proceeds $101,662,672)		(123,367,209)

EXCHANGE-TRADED FUNDS — (6.44)%
iShares Russell 2000 ETF	(207,000)	(28,458,360)
Powershares QQQ Trust Series 1	(375,000)	(49,642,500)
Vanguard REIT ETF	(784,000)	(64,750,560)

		(142,851,420)

Total EXCHANGE-TRADED FUNDS (Proceeds $134,749,835)		(142,851,420)

TOTAL INVESTMENT SECURITIES SOLD SHORT (Proceeds $333,141,213)	(16.38)%	$(363,384,262)

*	Non-income producing security.
[1]	Security is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. Unless otherwise indicated, this security has been determined to be liquid under procedures established by Driehaus Mutual Funds’ ( the “Trust”) Board of Trustees and may be resold in transactions exempt from registration, normally to qualified institutional buyers.
[2]	Variable rate security. Rates disclosed as of March 31, 2017.
[3]	Foreign security denominated in U.S. dollars and traded on a U.S. exchange.
[4]	Security valued at fair value as determined in good faith by Driehaus Capital Management LLC (the “Adviser”), investment adviser to the Fund, in accordance with procedures established by, and under the general supervision of, the Trust’s Board of Trustees.
[5]	Security is in default.
[6]	Foreign security, par value shown in local currency (Euro).
[7]	Bank loans in which the Fund invests pay interest at rates which are periodically predetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as the London Inter-Bank Offered Rate (“LIBOR”), (ii) the prime rate offered by one or more United States banks or (iii) the certificate of deposit rate. Certain bank loans are subject to a LIBOR floor that establishes a minimum LIBOR rate. The interest rate shown reflects the rate in effect at March 31, 2017. Bank loans generally are subject to mandatory and/or optional repayment. As a result, the actual remaining maturity may be substantially less than the stated maturities shown.
[8]	Affiliated company. (See Note C)
[9]	Pursuant to procedures adopted by the Trust’s Board of Trustees, this security has been determined to be illiquid by the Adviser.
[10]	All or a portion of this security is pledged as collateral for short sales or derivatives transactions.

Percentages are stated as a percent of net assets.

See accompanying Notes to Schedule of Investments.

Driehaus Active Income Fund

Schedule of Investments

March 31, 2017 (unaudited)

SWAP CONTRACTS

Credit Default Swaps

Counterparty	Reference Instrument	Currency	Notional Amount(4)	Buy/Sell Protection(1)(2)	Pay (Receive) Fixed Rate	Expiration Date	Implied Credit Spread(3)	Upfront Premium Paid (Received)	Unrealized Appreciation/ (Depreciation)	Value

Bank of America	Ally Financial, Inc. 7.50%, 9/15/20	USD	10,000,000	Buy	5.00%	12/20/2018	0.80%	$(1,492,458)	$759,598	$(732,860)
Barclays	Banco Bilbao Vizcaya Argentaria SA 5 Year Subordinated Debt	EUR	5,000,000	Buy	1.00	3/20/2020	1.59	221,046	(129,613)	91,433
Barclays	Banco Bilbao Vizcaya Argentaria SA 5 Year Subordinated Debt	EUR	10,000,000	Buy	1.00	3/20/2020	1.59	458,796	(275,931)	182,865
Bank of America	Banco Bilbao Vizcaya Argentaria SA 5 Year Subordinated Debt	EUR	10,000,000	Buy	1.00	3/20/2020	1.59	397,363	(214,497)	182,866
Barclays	Banco Bilbao Vizcaya Argentaria SA 5 Year Senior Debt	EUR	(5,000,000)	Sell	(1.00)	3/20/2020	0.73	39,492	5,339	44,831
Barclays	Banco Bilbao Vizcaya Argentaria SA 5 Year Senior Debt	EUR	(10,000,000)	Sell	(1.00)	3/20/2020	0.73	62,054	27,608	89,662
Bank of America	Banco Bilbao Vizcaya Argentaria SA 5 Year Senior Debt	EUR	(10,000,000)	Sell	(1.00)	3/20/2020	0.73	84,333	5,329	89,662
Barclays	Banco Santander SA 5 Year Subordinated Debt	EUR	5,000,000	Buy	1.00	3/20/2020	1.67	218,619	(114,335)	104,284
Bank of America	Banco Santander SA 5 Year Subordinated Debt	EUR	10,000,000	Buy	1.00	3/20/2020	1.67	386,569	(178,001)	208,568
Bank of America	Banco Santander SA 5 Year Senior Debt	EUR	(10,000,000)	Sell	(1.00)	3/20/2020	0.58	84,333	53,113	137,446
Barclays	Banco Santander SA 5 Year Senior Debt	EUR	(5,000,000)	Sell	(1.00)	3/20/2020	0.58	33,862	34,861	68,723
JP Morgan	Hess Corp. 7.00%, 2/15/14	USD	8,000,000	Buy	1.00	6/20/2018	0.18	154,644	(237,016)	(82,372)
Morgan Stanley	Hess Corp. 7.00%, 2/15/14	USD	4,000,000	Buy	1.00	6/20/2018	0.18	77,280	(118,466)	(41,186)
Morgan Stanley	Hess Corp. 7.00%, 2/15/14	USD	4,000,000	Buy	1.00	6/20/2018	0.18	80,701	(121,887)	(41,186)
Morgan Stanley	Hess Corp. 7.00%, 2/15/14	USD	4,000,000	Buy	1.00	6/20/2018	0.18	91,702	(132,889)	(41,187)
Credit Suisse	Hess Corp. 7.00%, 2/15/14	USD	20,000,000	Buy	1.00	9/20/2018	0.26	309,975	(535,056)	(225,081)
Barclays	Intesa Sanpaolo SpA 5 Year Subordinated Debt	EUR	5,000,000	Buy	1.00	3/20/2020	2.04	202,397	(42,165)	160,232
Bank of America	Intesa Sanpaolo SpA 5 Year Subordinated Debt	EUR	10,000,000	Buy	1.00	3/20/2020	2.04	413,529	(93,065)	320,464
Barclays	Intesa Sanpaolo SpA 5 Year Senior Debt	EUR	(5,000,000)	Sell	(1.00)	3/20/2020	0.97	31,027	(24,994)	6,033
Bank of America	Intesa Sanpaolo SpA 5 Year Senior Debt	EUR	(10,000,000)	Sell	(1.00)	3/20/2020	0.97	84,333	(72,268)	12,065
Goldman Sachs	The Markit iTraxx Europe Crossover IndexSeries 20	EUR	10,000,000	Buy	5.00	12/20/2018	0.69	(2,134,040)	1,317,024	(817,016)
Morgan Stanley	The Markit iTraxx Europe Crossover IndexSeries 20	EUR	10,000,000	Buy	5.00	12/20/2018	0.69	(2,137,029)	1,320,013	(817,016)
Morgan Stanley	The Markit iTraxx Europe Crossover IndexSeries 20	EUR	10,000,000	Buy	5.00	12/20/2018	0.69	(2,252,200)	1,435,184	(817,016)
Barclays	UniCredit SpA 5 Year Subordinated Debt	EUR	5,000,000	Buy	1.00	3/20/2020	2.39	469,337	(255,196)	214,141
Barclays	UniCredit SpA 5 Year Subordinated Debt	EUR	10,000,000	Buy	1.00	3/20/2020	2.39	914,405	(486,123)	428,282
Bank of America	UniCredit SpA 5 Year Subordinated Debt	EUR	10,000,000	Buy	1.00	3/20/2020	2.39	859,000	(430,717)	428,283
Barclays	UniCredit SpA 5 Year Senior Debt	EUR	(5,000,000)	Sell	(1.00)	3/20/2020	1.09	(52,853)	40,747	(12,106)
Barclays	UniCredit SpA 5 Year Senior Debt	EUR	(10,000,000)	Sell	(1.00)	3/20/2020	1.09	(105,835)	81,624	(24,211)
Bank of America	UniCredit SpA 5 Year Senior Debt	EUR	(10,000,000)	Sell	(1.00)	3/20/2020	1.09	(83,273)	59,061	(24,212)

TOTAL CREDIT DEFAULT SWAPS								$(2,582,891)	$1,677,282	$(905,609)

[1]	If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying investments comprising the referenced index or (ii) receive a net settlement amount in the form of cash or investments equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying investments comprising the referenced index.
[2]	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying investments comprising the referenced index or (ii) pay a net settlement amount in the form of cash or investments equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying investments comprising the referenced index.
[3]	An implied credit spread is the spread in yield between a U.S. Treasury security and the referenced obligation or underlying investment that are identical in all respects except for the quality rating. Implied credit spreads, represented in absolute terms, utilized in determining the value of credit default swap agreements on corporate and sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads, in comparison to narrower credit spreads, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.
[4]	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

EUR - Euro

USD - United States Dollar

See accompanying Notes to Schedule of Investments.

Driehaus Active Income Fund

Schedule of Investments

March 31, 2017 (unaudited)

Total Return Swaps

Counterparty	Reference Index	Currency	Notional Amount	Pay/Receive Total Return on Reference Index	Financing Rate[2]	Termination Date	Unrealized Appreciation/ (Depreciation)

Goldman Sachs	Goldman Sachs Catch-Up Energy Index[3]	USD	76,835	See Note 1	1-Month USD-LIBOR plus 1.40%	8/18/2020	$494,971
Goldman Sachs	Goldman Sachs Stable Energy Index[4]	USD	101,538	See Note 1	1-Month USD-LIBOR plus 1.40%	8/18/2020	186,525

TOTAL TOTAL RETURN SWAPS							$681,496

[1]	The Fund pays the financing rate. The Fund receives payment from the counterparty if the value of the total return of the reference index has increased and makes payment if the value has decreased.
[2]	Financing rate is based upon predetermined notional amounts.
[3]	The Goldman Sachs Catch-Up Energy Index is a customized index comprised of 5 U.S. energy equity securities.
[4]	The Goldman Sachs Stable Energy Index is a customized index comprised of 5 U.S. energy equity securities.

USD - United States Dollar

See accompanying Notes to Schedule of Investments.

Driehaus Active Income Fund

Schedule of Investments

March 31, 2017 (unaudited)

SWAPTIONS

Interest Rate Swaptions

Counterparty	Floating Rate Index	Currency	Notional Amount	Pay/Receive Fixed Rate	Exercise Rate	Expiration Date	Premium Paid/ (Received)	Market Value

Morgan Stanley	3-Month USD-LIBOR-BBA	USD	91,500,000	Pay	2.11%	4/25/2017	$729,712	$208,450
Morgan Stanley	3-Month USD-LIBOR-BBA	USD	71,000,000	Pay	2.29	4/25/2017	788,052	197,599
Morgan Stanley	3-Month USD-LIBOR-BBA	USD	50,000,000	Pay	2.47	4/25/2017	770,000	173,127

TOTAL INTEREST RATE SWAPTIONS							$2,287,764	$579,176

USD - United States Dollar

See accompanying Notes to Schedule of Investments.

Driehaus Active Income Fund

Schedule of Investments

March 31, 2017 (unaudited)

FUTURES CONTRACTS

Futures Contracts	Number of Contracts (Short)	Expiration Date	Unrealized Appreciation/ (Depreciation)

S&P 500 E-Mini	(440)	June 16, 2017	$205,565
U.S. 5 Year Treasury Note	(2,288)	June 30, 2017	157,686
U.S. 10 Year Treasury Note	(464)	June 21, 2017	9,785
U.S. Treasury Long Bond	(243)	June 21, 2017	124,726

TOTAL FUTURES CONTRACTS			$497,762

See accompanying Notes to Schedule of Investments.

Driehaus Active Income Fund

Schedule of Investments

March 31, 2017 (unaudited)

FORWARD FOREIGN CURRENCY CONTRACTS

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Value at March 31, 2017	Unrealized Appreciation/ (Depreciation)
Goldman Sachs	USD	8,572,216	GBP	6,800,000	May 2, 2017	$(8,525,890)	$46,326
Goldman Sachs	USD	8,669,680	EUR	8,000,000	May 2, 2017	(8,547,228)	122,452
Goldman Sachs	GBP	8,000,000	USD	9,962,560	May 2, 2017	10,030,459	67,899

TOTAL FORWARD FOREIGN CURRENCY CONTRACTS						$(7,042,659)	$236,677

EUR = Euro

GBP = British Pound

USD = United States Dollar

See accompanying Notes to Schedule of Investments.

Driehaus Select Credit Fund

Schedule of Investments

March 31, 2017 (unaudited)

	Shares, Principal Amount, or Number of Contracts	Value
BANK LOANS — 20.16%
Entertainment — 7.26%
Vivid Seats LLC 10.75%, 10/12/23 [2,6]	$3,500,000	$3,570,000
Insurance — 9.21%
Asurion LLC 8.50%, 3/3/21 [2,6]	350,000	354,900
Lonestar Intermediate Super Holdings LLC 10.00%, 8/31/21 [2,6]	4,000,000	4,170,000

		4,524,900

Software — 3.69%
Applied Systems, Inc. 7.50%, 1/23/22 [2,6]	1,793,846	1,812,681

Total BANK LOANS (Cost $9,557,864)		9,907,581

CORPORATE BONDS — 45.77%
Airlines — 3.40%
Gol LuxCo SA (Luxembourg) 8.88%, 1/24/22 [3,8]	1,850,000	1,669,625
Banks — 13.31%
PNC Capital Trust C 1.62%, 6/1/28 [2,8]	2,500,000	2,262,500
Royal Bank of Scotland Group PLC (United Kingdom) 7.64%, 3/29/49 [2,3,8]	3,450,000	3,217,125
State Street Corp. 2.13%, 6/15/37 [2,8]	1,213,000	1,062,891

		6,542,516

Biotechnology — 4.95%
Concordia International Corp. (Canada) 9.00%, 4/1/22 [1,3,8]	175,000	126,219
Sterigenics-Nordion Topco LLC 8.13%, 11/1/21 [1,8]	2,250,000	2,306,250

		2,432,469

Commercial Services — 3.36%
Cenveo Corp. 6.00%, 8/1/19 [1,8]	2,000,000	1,650,000
Internet — 2.16%
EIG Investors Corp. 10.88%, 2/1/24 [8]	1,000,000	1,062,500
Media — 4.06%
Neptune Finco Corp. 10.13%, 1/15/23 [1]	600,000	696,000
Neptune Finco Corp. 10.88%, 10/15/25 [1,8]	1,000,000	1,202,500

Driehaus Select Credit Fund

Schedule of Investments

March 31, 2017 (unaudited)

	Shares, Principal Amount, or Number of Contracts	Value
Townsquare Media, Inc. 6.50%, 4/1/23 [1,8]	$100,000	$99,875

		1,998,375

Oil & Gas — 2.68%
Approach Resources, Inc. 7.00%, 6/15/21 [8]	1,617,000	1,317,855
Retail — 9.05%
Neiman Marcus Group Ltd. LLC 8.00%, 10/15/21 [1,8]	2,450,000	1,475,194
Rite Aid Corp. 6.13%, 4/1/23 [1,8]	3,000,000	2,973,750

		4,448,944

Telecommunications — 2.80%
Avaya, Inc. 9.00%, 4/1/19 [1,5,8]	1,750,000	1,378,125

Total CORPORATE BONDS (Cost $23,885,237)		22,500,409

COMMON STOCK — 27.91%
Electric — 1.71%
Westar Energy, Inc. [8]	15,500	841,185
Entertainment — 19.57%
AMC Entertainment Holdings, Inc., Class A [8]	119,741	3,765,855
Gaming and Leisure Properties, Inc. [8]	61,082	2,041,360
Pinnacle Entertainment, Inc. *	195,283	3,811,924

		9,619,139

Insurance — 2.61%
Stewart Information Services Corp. [8]	29,000	1,281,220
Media — 3.79%
TiVo Corp. [8]	99,423	1,864,181
Retail — 0.23%
Cabela’s, Inc. *	2,140	113,656

Total COMMON STOCK (Cost $11,614,576)		13,719,381

CONVERTIBLE PREFERRED STOCK — 0.00%
Auto Manufacturers — 0.00%
General Motors Corp. Senior Convertible Preferred Escrow - C 7.25%, 4/15/14 [4,5,7]	94,958	—

Total CONVERTIBLE PREFERRED STOCK (Cost $0)		—

Driehaus Select Credit Fund

Schedule of Investments

March 31, 2017 (unaudited)

	Shares, Principal Amount, or Number of Contracts	Value
TOTAL INVESTMENTS (Cost $45,057,677)	93.84%	$46,127,371
Other Assets less Liabilities	6.16%	3,027,416

Net Assets	100.00%	$49,154,787

Driehaus Select Credit Fund

Schedule of Investments

March 31, 2017 (unaudited)

	Shares, Principal Amount, or Number of Contracts	Value
SECURITIES SOLD SHORT — (10.14)%
CORPORATE BONDS — (4.35)%
Oil & Gas Services — (4.35)%
National Oilwell Varco, Inc. 2.60%, 12/1/22	$(1,525,000)	$(1,463,346)
Weatherford International Ltd. 5.13%, 9/15/20 [3]	(662,000)	(673,585)

		(2,136,931)

Total CORPORATE BONDS (Proceeds $1,923,311)		(2,136,931)

COMMON STOCK — (2.63)%
Entertainment — (1.40)%
Eldorado Resorts, Inc. *	(16,808)	(318,091)
Penn National Gaming, Inc. *	(20,000)	(368,600)

		(686,691)

Lodging — (0.67)%
Boyd Gaming Corp. *	(15,000)	(330,150)
Telecommunications — (0.56)%
FairPoint Communications, Inc. *	(16,611)	(275,743)

Total COMMON STOCK (Proceeds $1,051,280)		(1,292,584)

EXCHANGE-TRADED FUNDS — (3.16)%
iShares Russell 2000 ETF	(6,500)	(893,620)
Powershares QQQ Trust Series 1	(5,000)	(661,900)

		(1,555,520)

Total EXCHANGE-TRADED FUNDS (Proceeds $1,437,645)		(1,555,520)

TOTAL INVESTMENT SECURITIES SOLD SHORT (Proceeds $4,412,236)	(10.14)%	$(4,985,035)

*	Non-income producing security.
[1]	Security is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. Unless otherwise indicated, this security has been determined to be liquid under procedures established by Driehaus Mutual Funds’ ( the “Trust”) Board of Trustees and may be resold in transactions exempt from registration, normally to qualified institutional buyers.
[2]	Variable rate security. Rates disclosed as March 31, 2017.
[3]	Foreign security denominated in U.S. dollars and traded on a U.S. exchange.
[4]	Security valued at fair value as determined in good faith by Driehaus Capital Management LLC, investment adviser to the Fund, in accordance with procedures established by, and under the general supervision of, the Trust’s Board of Trustees.
[5]	Security is in default.

Driehaus Select Credit Fund

Schedule of Investments

March 31, 2017 (unaudited)

[6]	Bank loans in which the Fund invests pay interest at rates which are periodically predetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as the London Inter-Bank Offered Rate (“LIBOR”), (ii) the prime rate offered by one or more United States banks or (iii) the certificate of deposit rate. Certain bank loans are subject to a LIBOR floor that establishes a minimum LIBOR rate. The interest rate shown reflects the rate in effect at March 31, 2017. Bank loans generally are subject to mandatory and/or optional repayment. As a result, the actual remaining maturity may be substantially less than the stated maturities shown.
[7]	Pursuant to procedures adopted by the Trust’s Board of Trustees, this security has been determined to be illiquid by the Adviser.
[8]	All or a portion of this security is pledged as collateral for short sales or derivatives transactions.

Percentages are stated as a percent of net assets.

See accompanying Notes to Schedule of Investments.

Driehaus Select Credit Fund

Schedule of Investments

March 31, 2017 (unaudited)

SWAP CONTRACTS

Credit Default Swaps

Counterparty	Reference Instrument	Currency	Notional Amount(4)	Buy/Sell Protection(1)(2)	Pay (Receive) Fixed Rate	Expiration Date	Implied Credit Spread(3)	Upfront Premium Paid (Received)	Unrealized Appreciation/ (Depreciation)	Value

Goldman Sachs	Banco Bilbao Vizcaya Argentaria SA 5 Year Subordinated Debt	EUR	5,000,000	Buy	1.00%	3/20/2020	1.59%	$207,316	$(115,883)	$91,433
Goldman Sachs	Banco Bilbao Vizcaya Argentaria SA 5 Year Senior Debt	EUR	(5,000,000)	Sell	(1.00)	3/20/2020	0.73	42,280	2,551	44,831
Goldman Sachs	Banco Santander SA 5 Year Subordinated Debt	EUR	5,000,000	Buy	1.00	3/20/2020	1.67	207,316	(103,033)	104,283
Goldman Sachs	Banco Santander SA 5 Year Senior Debt	EUR	(5,000,000)	Sell	(1.00)	3/20/2020	0.58	42,280	26,443	68,723

TOTAL CREDIT DEFAULT SWAPS								$499,192	$(189,922)	$309,270

[1]	If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying investments comprising the referenced index or (ii) receive a net settlement amount in the form of cash or investments equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying investments comprising the referenced index.
[2]	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying investments comprising the referenced index or (ii) pay a net settlement amount in the form of cash or investments equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying investments comprising the referenced index.
[3]	An implied credit spread is the spread in yield between a U.S. Treasury security and the referenced obligation or underlying investment that are identical in all respects except for the quality rating. Implied credit spreads, represented in absolute terms, utilized in determining the value of credit default swap agreements on corporate and sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads, in comparison to narrower credit spreads, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.
[4]	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

EUR - Euro

See accompanying Notes to Schedule of Investments.

Driehaus Select Credit Fund

Schedule of Investments

March 31, 2017 (unaudited)

Total Return Swaps

Counterparty	Reference Index	Currency	Notional Amount	Pay/Receive Total Return on Reference Index	Financing Rate[2]	Termination Date	Unrealized Appreciation/ (Depreciation)

Goldman Sachs	Goldman Sachs Catch-Up Energy Index[3]	USD	4,457	See Note 1	1-Month USD-LIBOR plus 1.40%	8/18/2020	$28,712
Goldman Sachs	Goldman Sachs Stable Energy Index[4]	USD	5,918	See Note 1	1-Month USD-LIBOR plus 1.40%	8/18/2020	10,871

TOTAL TOTAL RETURN SWAPS							$39,583

[1]	The Fund pays the financing rate. The Fund receives payment from the counterparty if the value of the total return of the reference index has increased and makes payment if the value has decreased.
[2]	Financing rate is based upon predetermined notional amounts.
[3]	The Goldman Sachs Catch-Up Energy Index is a customized index comprised of 5 U.S. equity energy securities.
[4]	The Goldman Sachs Stable Energy Index is a customized index comprised of 5 U.S. equity energy securities.

USD - United States Dollar

See accompanying Notes to Schedule of Investments.

Driehaus Select Credit Fund

Schedule of Investments

March 31, 2017 (unaudited)

SWAPTIONS

Interest Rate Swaptions

Counterparty	Floating Rate Index	Currency	Notional Amount	Pay/Receive Fixed Rate	Exercise Rate	Expiration Date	Premium Paid/ (Received)	Market Value
Morgan Stanley	3-Month USD-LIBOR-BBA	USD	3,500,000	Pay	2.11%	4/25/2017	$27,913	$7,973
Morgan Stanley	3-Month USD-LIBOR-BBA	USD	2,500,000	Pay	2.29	4/25/2017	27,748	6,958
Morgan Stanley	3-Month USD-LIBOR-BBA	USD	2,000,000	Pay	2.47	4/25/2017	30,800	6,925

TOTAL INTEREST RATE SWAPTIONS							$86,461	$21,856

USD - United States Dollar

See accompanying Notes to Schedule of Investments.

Driehaus Select Credit Fund

Schedule of Investments

March 31, 2017 (unaudited)

FUTURES CONTRACTS

Futures Contracts	Number of Contracts Long/ (Short)	Expiration Date	Unrealized Appreciation/ (Depreciation)

U.S. 5 Year Treasury Note	(52)	June 30, 2017	$3,574
U.S. 10 Year Treasury Note	(11)	June 21, 2017	232
U.S. Treasury Long Bond	(6)	June 21, 2017	3,079

TOTAL FUTURES CONTRACTS			$6,885

See accompanying Notes to Schedule of Investments.

Driehaus Event Driven Fund

Schedule of Investments

March 31, 2017 (unaudited)

	Shares, Principal Amount, or Number of Contracts	Value
CORPORATE BONDS — 6.29%
Banks — 6.29%
PNC Capital Trust C 1.62%, 6/1/28 [1,5]	$11,636,000	$10,530,580
Royal Bank of Scotland Group PLC (United Kingdom) 7.64%, 3/29/49 [1,5]	6,600,000	6,154,500

		16,685,080

Total CORPORATE BONDS (Cost $16,938,372)		16,685,080

COMMON STOCKS — 47.07%
Banks — 1.50%
Bank of NT Butterfield & Son Ltd. (Bermuda)	125,000	3,988,750
Biotechnology — 9.50%
Blueprint Medicines Corp. *5	406,163	16,242,458
Loxo Oncology, Inc. *5	201,987	8,499,613
Sunesis Pharmaceuticals, Inc. *	112,500	461,250

		25,203,321

Entertainment — 13.57%
AMC Entertainment Holdings, Inc., Class A [5]	281,866	8,864,686
Gaming and Leisure Properties, Inc. [5]	255,333	8,533,229
Pinnacle Entertainment, Inc. *	954,408	18,630,044

		36,027,959

Healthcare - Products — 0.19%
Noven Pharmaceuticals, Inc. *	80,000	510,400
Healthcare - Services — 1.63%
Natera, Inc. *5	487,103	4,320,604
Insurance — 6.56%
Stewart Information Services Corp. [5]	393,987	17,406,346
Media — 6.24%
Altice NV, Class A (Netherlands) *5	451,999	10,224,705
TiVo Corp. [5]	337,871	6,335,081

		16,559,786

Pharmaceuticals — 2.56%
Aclaris Therapeutics, Inc. *	47,642	1,420,685
Concert Pharmaceuticals, Inc. *	125,853	2,147,052
Flexion Therapeutics, Inc. *5	120,000	3,229,200

		6,796,937

Savings & Loans — 4.90%
OceanFirst Financial Corp.	134,363	3,785,678
Oritani Financial Corp. [5]	333,705	5,672,985
Pacific Premier Bancorp, Inc. *5	80,186	3,091,170

Driehaus Event Driven Fund

Schedule of Investments

March 31, 2017 (unaudited)

	Shares, Principal Amount, or Number of Contracts	Value
Waterstone Financial, Inc.	24,909	$454,589

		13,004,422

Transportation — 0.42%
Air Transport Services Group, Inc. *	70,000	1,123,500

Total COMMON STOCKS (Cost $107,939,177)		124,942,025

APPRAISAL RIGHTS — 1.75%
Press Ganey Holdings, Inc.*2,4	115,000	4,657,500

Total APPRAISAL RIGHTS (Cost $4,648,347)		4,657,500

CONVERTIBLE PREFERRED STOCKS — 0.00%
Auto Manufacturers — 0.00%
General Motors Corp. Senior Convertible Preferred Escrow - B 5.25%, 3/6/34 [2,3,4]	25,000	—
General Motors Corp. Senior Convertible Preferred Escrow - C 7.25%, 4/15/41 [2,3,4]	162,750	—

		—

Total CONVERTIBLE PREFERRED STOCKS (Cost $1,878)		—

TOTAL INVESTMENTS (Cost $129,527,774)	55.11%	146,284,605

Other Assets less Liabilities	44.89%	119,168,305

Net Assets	100.00%	$265,452,910

Driehaus Event Driven Fund

Schedule of Investments

March 31, 2017 (unaudited)

	Shares, Principal Amount, or Number of Contracts	Value
SECURITIES SOLD SHORT — (14.65)%
U.S. GOVERNMENT AND AGENCY SECURITIES — (4.53)%
United States Treasury Note 1.50%, 8/15/26	$(13,000,000)	$(12,030,083)

Total U.S. GOVERNMENT AND AGENCY SECURITIES (Proceeds $12,914,687)		(12,030,083)

COMMON STOCKS — (2.31)%
Entertainment — (1.20)%
Eldorado Resorts, Inc. *	(167,963)	(3,178,700)
Insurance — (0.34)%
First American Financial Corp.	(23,000)	(903,440)
Lodging — (0.77)%
Boyd Gaming Corp. *	(93,000)	(2,046,930)

Total COMMON STOCKS (Proceeds $5,804,584)		(6,129,070)

EXCHANGE-TRADED FUNDS — (7.81)%
Consumer Discretionary Select Sector SPDR Fund	(77,000)	(6,772,150)
iShares Nasdaq Biotechnology ETF	(21,000)	(6,158,670)
SPDR S&P Biotech ETF	(82,555)	(5,724,363)
Vanguard REIT ETF	(25,000)	(2,064,750)

		(20,719,933)

Total EXCHANGE-TRADED FUNDS (Proceeds $18,871,134)		(20,719,933)

TOTAL INVESTMENT SECURITIES SOLD SHORT (Proceeds $37,590,405)	(14.65)%	$(38,879,086)

*	Non-income producing security.
[1]	Variable rate security. Rates disclosed as of March 31, 2017.
[2]	Security valued at fair value as determined in good faith by Driehaus Capital Management LLC (the “Adviser”), investment adviser to the Fund, in accordance with procedures established by, and under the general supervision of, the Fund’s Board of Trustees.
[3]	Security is in default.
[4]	Pursuant to procedures adopted by the Trust’s Board of Trustees, this security has been determined to be illiquid by the Adviser.
[5]	All or a portion of this security is pledged as collateral for short sales or derivatives transactions.

Percentages are stated as a percent of net assets.

See accompanying Notes to Schedule of Investments.

Driehaus Event Driven Fund

Schedule of Investments

March 31, 2017 (unaudited)

Total Return Swaps

Counterparty	Reference Index	Currency	Notional Amount	Pay/Receive Total Return on Reference Index	Financing Rate[2]	Termination Date	Unrealized Appreciation/ (Depreciation)
Goldman Sachs	Goldman Sachs Custom Biotech Index[3]	USD	(42,352)	See Note 1	1-Month USD-LIBOR minus 1.55%	8/23/2017	$29,985
Goldman Sachs	SPDR S&P Biotech ETF[4]	USD	(80,675)	See Note 1	1-Month USD-LIBOR minus 1.55%	8/29/2017	$(50,018)

TOTAL TOTAL RETURN SWAPS							$(20,033)

[1]	The Fund pays the financing rate. The Fund receives payment from the counterparty if the value of the total return of the reference index has decreased and makes payment if the value has increased.
[2]	Financing rate is based upon predetermined notional amounts.
[3]	The Goldman Sachs Custom Biotech Index is a customized index comprised of 24 U.S. biotech equity securities.
[4]	The SPDR S&P Biotech ETF is a customized index comprised of 94 U.S. biotech equity securities.

USD - United States Dollar

See accompanying Notes to Schedule of Investments.

Driehaus Event Driven Fund

Schedule of Investments

March 31, 2017 (unaudited)

FORWARD FOREIGN CURRENCY CONTRACTS

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Value at March 31, 2017	Unrealized Appreciation/ (Depreciation)
Goldman Sachs	USD	12,451,600	EUR	11,500,000	May 2, 2017	$(12,286,640)	$164,960

TOTAL FORWARD FOREIGN CURRENCY CONTRACTS
						$(12,286,640)	$164,960

EUR = Euro
USD = United States Dollar

See accompanying Notes to Schedule of Investments.

Driehaus Mutual Funds

Notes to Schedules of Investments (unaudited)

A.	ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Organization

The Driehaus Mutual Funds (the “Trust”) is an open-end registered management investment company under the Investment Company Act of 1940, as amended, organized as a Delaware statutory trust, with eight separate series currently in operation as of March 31, 2017. The Trust was organized under an Agreement and Declaration of Trust dated May 31, 1996, as subsequently amended and restated as of June 6, 2013 and amended as of June 4, 2015, and may issue an unlimited number of full and fractional units of beneficial interest (shares) without par value. The Driehaus Active Income Fund (the “Active Income Fund”) commenced operations on June 1, 2009 following the receipt of the assets and liabilities of the Lotsoff Capital Management Active Income Fund (the “Acquired Fund”) pursuant to a plan of reorganization approved by the shareholders of the Acquired Fund. The reorganization was accomplished by a tax-free exchange of Acquired Fund shares for an equal number of shares of the Active Income Fund as of June 1, 2009. The Active Income Fund seeks to provide current income and capital appreciation. The Active Income Fund was closed to new investors as of March 1, 2011, and was re-opened to new investors as of November 30, 2016. The Driehaus Select Credit Fund (the “Select Credit Fund”) commenced operations on September 30, 2010. The Select Credit Fund seeks to provide positive returns under a variety of market conditions. The Select Credit Fund was closed to new investors as of January 31, 2014, and was re-opened to new investors as of June 7, 2016. The Driehaus Event Driven Fund (the “Event Driven Fund” and together with the Active Income Fund and Select Credit Fund, the “Funds”) commenced operations on August 26, 2013, following the receipt of the assets and liabilities of the Driehaus Credit Opportunities Fund, L.P. The Event Driven Fund seeks to provide positive returns over full market cycles.

Significant Accounting Policies

The presentation of financial statements in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses. Actual results may differ from those estimates.

The Funds, which are investment companies within the scope of Financial Accounting Standards Board (“FASB”) Accounting Standards Update 2013-08, follow accounting and reporting guidance under FASB Accounting Standards Codification Topic 946, Financial Services-Investment Companies.

Securities Valuation

Investments in securities traded on a national securities exchange, including exchange-traded futures and options, are valued at the last reported sales or settlement price on the day of valuation and are generally classified as level 1. Exchange-traded securities for which no sale was reported are valued at the mean of the closing bid and ask prices from the exchange the security is primarily traded on and are generally classified as level 1. Long-term fixed income securities are valued at the representative quoted bid price when held long or the representative quoted ask price if sold short or, if such prices are not available, at prices for securities of comparable maturity, quality and type or as determined by an independent pricing service. The pricing service provider may employ methodologies that utilize actual market transactions, broker-dealer supplied valuations or other techniques. Such techniques generally consider factors such as composite security prices, yields, maturities, call features, credit ratings and developments relating to specific securities, in arriving at valuations. Fixed income securities are generally classified as level 2. Short-term investments with remaining maturities of 60 days or less at the time of purchase are stated at amortized cost, which approximates fair value. If amortized cost does not approximate fair value, short-term securities are reported at fair value. These securities are generally classified as level 2. Swaps, forward foreign currency contracts and other financial derivatives are valued daily, primarily by an independent pricing service using pricing models and are generally classified as level 2. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, dividends and exchange rates. If valuations are not available from the independent pricing service or values received are deemed not representative of market value, values will be obtained from a third party broker-dealer or counterparty. Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from an independent pricing service. Securities for which market quotations are not readily available are valued at fair value as determined in good faith in accordance with procedures established by or under the direction of the Trust’s Board of Trustees and are generally classified as level 3. Under these procedures, the Funds primarily employ a market-based approach, which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information for the investment to determine the fair value of the investment. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market existed for the investments, and such differences could be material.

Driehaus Mutual Funds

Notes to Schedules of Investments (unaudited) - (Continued)

Each Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:

Level 1 – quoted prices for active markets for identical securities

Level 2 – significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The Funds adopted the FASB amendments to authoritative guidance which require the Funds to disclose details of transfers in and out of Level 1 and Level 2 measurements and Level 2 and Level 3 measurements and the reasons for the transfers. During the period ended March 31, 2017, there were no transfers between levels for the Active Income Fund, Select Credit Fund and Event Driven Fund. It is the Funds’ policy to recognize transfers into and out of all levels at the end of the reporting period.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the Active Income Fund’s investments as of March 31, 2017:

	Level 1	Level 2	Level 3	Total
Assets
Asset-Backed Securities	$—	$226,191	$—	$226,191
Bank Loans	—	423,373,523	—	423,373,523
Common Stocks
Auto Manufacturers	9,523,297	—	—	9,523,297
Electric	38,635,356	—	—	38,635,356
Entertainment	217,256,361	—	—	217,256,361
Gas	3,514,375	—	—	3,514,375
Insurance	71,009,940	—	—	71,009,940
Investment Companies	—	2,640,512	—	2,640,512
Media	59,129,237	—	—	59,129,237
Pharmaceuticals	17,048,041	—	—	17,048,041
Retail	28,146,919	—	—	28,146,919
Telecommunications	45,121,117	—	—	45,121,117
Venture Capital	11,755,768	—	—	11,755,768
Convertible Corporate Bonds	—	78,358,892	—	78,358,892
Convertible Preferred Stocks
Auto Manufacturers	—	—	0	0
Investment Companies	—	23,971,375	—	23,971,375
Corporate Bonds	—	731,743,941	—	731,743,941
Preferred Stocks
Banks	36,327,035	—	—	36,327,035
Purchased Put Options	4,500	—	—	4,500
U.S. Government and Agency Securities	—	6,862,016	—	6,862,016

Total	$537,471,946	$1,267,176,450	$0	$1,804,648,396

Driehaus Mutual Funds

Notes to Schedules of Investments (unaudited) - (Continued)

	Level 1	Level 2	Level 3	Total
Liabilities
Common Stocks Sold Short
Building Materials	$(12,498,460)	$—	$—	$(12,498,460)
Entertainment	(11,987,171)	—	—	(11,987,171)
Insurance	(17,012,679)	—	—	(17,012,679)
Internet	(21,404,255)	—	—	(21,404,255)
Lodging	(19,875,030)	—	—	(19,875,030)
Media	(119)	—	—	(119)
Semiconductors	(22,347,298)	—	—	(22,347,298)
Telecommunications	(18,242,197)	—	—	(18,242,197)
Corporate Bonds Sold Short	—	(44,343,680)	—	(44,343,680)
Sovereign Bonds Sold Short	—	(25,654,385)	—	(25,654,385)
Exchange-Traded Funds Sold Short	(142,851,420)	—	—	(142,851,420)
U.S. Government and Agency Securities Sold Short	—	(27,167,568)	—	(27,167,568)

Total	$(266,218,629)	$(97,165,633)	$—	$(363,384,262)

Other Financial Instruments*
Credit Default Swaps - Assets	$—	$10,814,298	$—	$10,814,298
Credit Default Swaps - Liabilities	—	(11,719,907)	—	(11,719,907)
Forward Foreign Currency Contracts - Assets	—	236,677	—	236,677
Futures Contracts	497,762	—	—	497,762
Interest Rate Swaptions	—	579,176	—	579,176
Total Return Swap - Assets	—	681,496	—	681,496

Total Other Financial Instruments	$497,762	$591,740	$—	$1,089,502

*	Other financial instruments are swap, forward foreign currency and futures contracts and interest rate swaptions, which are detailed in the Schedule of Investments.

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value in the Active Income Fund:

Investments, at Value
Balance as of December 31, 2016	$0
Realized gain (loss)	—
Change in net unrealized appreciation (depreciation)	—
Purchases	—
Sales	—
Transfers in and/or out of Level 3	—

Balance as of March 31, 2017	$0

Driehaus Mutual Funds

Notes to Schedules of Investments (unaudited) - (Continued)

As of March 31, 2017, the Active Income Fund held Level 3 investments in General Motors Corp. senior convertible preferred stock, valued at fair value as determined in good faith in accordance with procedures established by or under the direction of the Trust’s Board of Trustees. As a part of the ongoing restructuring of General Motors, any value previously ascribed to these holdings has been transferred to the General Motors Co. Motors Liquidation Co. GUC Trust common stock, which is freely and actively traded, and therefore the senior convertible preferred stock was fair valued at $0.

The following is a summary of the inputs used to value the Select Credit Fund’s investments as of March 31, 2017:

	Level 1	Level 2	Level 3	Total
Assets
Bank Loans	$—	$9,907,581	$—	$9,907,581
Common Stocks
Electric	841,185	—	—	841,185
Entertainment	9,619,139	—	—	9,619,139
Insurance	1,281,220	—	—	1,281,220
Media	1,864,181	—	—	1,864,181
Retail	113,656	—	—	113,656
Convertible Preferred Stocks
Auto Manufacturers	—	—	0	0
Corporate Bonds	—	22,500,409	0	22,500,409

Total	$13,719,381	$32,407,990	$0	$46,127,371

	Level 1	Level 2	Level 3	Total
Liabilities
Common Stocks Sold Short
Entertainment	$(686,691)	$—	$—	$(686,691)
Lodging	(330,150)	—	—	(330,150)
Telecommunications	(275,743)	—	—	(275,743)
Corporate Bonds Sold Short	—	(2,136,931)	—	(2,136,931)
Exchange-Traded Funds Sold Short	(1,555,520)	—	—	(1,555,520)

Total	$(2,848,104)	$(2,136,931)	$—	$(4,985,035)

Other Financial Instruments*
Credit Default Swaps- Assets	$—	$528,186	$—	$528,186
Credit Default Swaps- Liabilities	—	(218,916)	—	(218,916)
Futures Contracts	6,885	—	—	6,885
Interest Rate Swaptions	—	21,856	—	21,856
Total Return Swap - Liability	—	(976,506)	—	(976,506)

Total Other Financial Instruments	$6,885	$(645,380)	$—	$(638,495)

*	Other financial instruments are swap and futures contracts and interest rate swaptions, which are detailed in the Schedule of Investments.

Driehaus Mutual Funds

Notes to Schedules of Investments (unaudited) - (Continued)

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value in the Select Credit Fund:

Investments, at Value
Balance as of December 31, 2016	$0
Realized gain (loss)	—
Change in net unrealized appreciation (depreciation)	—
Purchases	—
Sales	—
Transfers in and/or out of Level 3	—

Balance as of March 31, 2017	$0

As of March 31, 2017 the Select Credit Fund held Level 3 investments in General Motors Corp. senior convertible preferred stock, which was valued in the same manner as described above for the Active Income Fund.

The following is a summary of the inputs used to value the Event Driven Fund’s investments as of March 31, 2017:

	Level 1	Level 2	Level 3	Total
Assets
Common Stocks
Banks	$3,988,750	$—	$—	$3,988,750
Biotechnology	25,203,321	—	—	25,203,321
Entertainment	36,027,959	—	—	36,027,959
Healthcare - Products	510,400	—	—	510,400
Healthcare - Services	4,320,604	—	—	4,320,604
Insurance	17,406,346	—	—	17,406,346
Media	16,559,786	—	—	16,559,786
Pharmaceuticals	6,796,937	—	—	6,796,937
Savings & Loans	13,004,422	—	—	13,004,422
Transportation	1,123,500	—	—	1,123,500
Appraisal Rights	—	—	4,657,500	4,657,500
Convertible Preferred Stocks
Auto Manufacturers	—	—	0	0
Corporate Bonds	—	16,685,080	—	16,685,080

Total	$124,942,025	$16,685,080	$4,657,500	$146,284,605

	Level 1	Level 2	Level 3	Total
Liabilities
Common Stocks Sold Short
Entertainment	$(3,178,700)	$—	$—	$(3,178,700)
Insurance	(903,440)	—	—	(903,440)
Lodging	(2,046,930)	—	—	(2,046,930)
U.S. Government & Agency Securities Sold Short	—	(12,030,083)	—	(12,030,083)
Exchange-Traded Funds Sold Short	(20,719,933)	—	—	(20,719,933)

Total	$(26,849,003)	$(12,030,083)	$—	$(38,879,086)

Other Financial Instruments*
Total Return Swaps- Assets	$—	$29,985	$—	$29,985
Total Return Swaps- Liabilities	—	(50,018)	—	(50,018)
Forward Foreign Currency Contracts- Assets	—	164,960	—	164,960

Total Other Financial Instruments	$—	$144,927	$—	$144,927

*	Other financial instruments are swaps and forward foreign currency contracts, which are detailed in the Schedule of Investments.

Driehaus Mutual Funds

Notes to Schedules of Investments (unaudited) - (Continued)

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value in the Event Driven Fund:

Investments, at Value
Balance as of December 31, 2016	$4,657,500
Realized gain (loss)	—
Change in net unrealized appreciation (depreciation)	—
Purchases	—
Sales	—
Transfers in and/or out of Level 3	—

Balance as of March 31, 2017	$4,657,500

As of March 31, 2017, the Event Driven Fund held Level 3 investments in General Motors Corp. senior convertible preferred stock, which were valued in the same manner as described above for the Active Income Fund.

As of March 31, 2017, Event Driven Fund held appraisal rights in Press Ganey Holdings, Inc. common stock (“Press Ganey”) under § 262 of the Delaware General Corporation Law (“DGCL”), which are classified as Level 3 investments. The appraisal rights are valued at fair value as determined in good faith in accordance with procedures established by or under the direction of the Trust’s Board of Trustees. Press Ganey was acquired by EQT Equity Fund EQT VII, part of the global private equity group EQT, on October 21, 2016 at a price of $40.50 per share in cash. The Event Driven Fund did not tender its shares of Press Ganey in exchange for the merger consideration and instead has filed a petition for appraisal of these shares in the Court of Chancery of the State of Delaware requesting that the court determine the fair value of these shares. DGCL requires Press Ganey to pay Event Driven Fund the fair value of its shares, as determined by the Delaware Court of Chancery, plus interest accrued from the effective date of the merger at 5 percent over the Federal Reserve discount rate. As such, the fair value price of the shares has been determined to be the merger price of $40.50 and interest is being accrued based on the total fair value of the appraisal rights.

Securities Sold Short

The Funds are engaged in selling securities short, which obligates them to replace a borrowed security by purchasing it at market price at the time of replacement. Each Fund incurs a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. Each Fund realizes a gain if the price of the security declines between those dates. Gains are limited to the price at which the Fund sold the security short, while losses are potentially unlimited in size.

The Funds are required to establish a margin account with the broker lending the security sold short. While the short sale is outstanding, the broker retains the proceeds of the short sale and the Fund must maintain a deposit with the broker consisting of cash and securities having a value equal to a specified percentage of the value of the securities sold short. Each Fund is obligated to pay any dividends or interest due on securities sold short.

Driehaus Mutual Funds

Notes to Schedules of Investments (unaudited) - (Continued)

Foreign Currency Translation

The value of securities, currencies and other assets and liabilities not denominated in U.S. dollars are translated into U.S. dollar values based upon the current rates of exchange on the date of the Funds’ valuations.

Net realized foreign exchange gains or losses which are reported by the Funds result from currency gains and losses on transaction hedges arising from changes in exchange rates between the trade and settlement dates on forward contract transactions, and the difference between the amounts accrued for dividends, interest, and foreign taxes and the amounts actually received or paid in U.S. dollars for these items. Net unrealized foreign exchange gains and losses result from changes in the U.S. dollar value of assets and liabilities (other than investments in securities), which are denominated in foreign currencies, as a result of changes in exchange rates.

Net realized foreign exchange gains or losses on portfolio hedges result from the use of forward contracts to hedge portfolio positions denominated or quoted in a particular currency in order to reduce or limit exposure in that currency. The Active Income Fund, Select Credit Fund and Event Driven Fund held portfolio hedges as of March 31, 2017 as disclosed in the Schedule of Investments.

The Funds do not isolate that portion of the results of operations which results from fluctuations in foreign exchange rates on investments. These fluctuations are included with the net realized gain (loss) on investments and the net change in unrealized appreciation (depreciation) on investments.

Other

The Trust records security transactions based on trade date. Dividend income is recognized on the ex-dividend date, and interest income is recognized on an accrual basis. Discounts and premiums on securities purchased are accreted and amortized over the lives of the respective securities using the effective yield method. Withholding taxes on foreign dividends and interest have been provided for in accordance with the Trust’s understanding of the applicable country’s tax rules and rates.

Pursuant to the terms of certain of the senior unsecured loan agreements, the Funds may have unfunded loan commitments, which are callable on demand. Each Fund will have available with its custodian, cash and/or liquid securities having an aggregate value at least equal to the amount of the unfunded senior loan commitments. At March 31, 2017, the Active Income Fund, Select Credit Fund and Event Driven Fund had no unfunded senior loan commitments.

With respect to the senior loans held in each Fund’s portfolio, the Funds may: 1) invest in assignments; 2) act as a participant in primary lending syndicates; or 3) invest in participations. If a Fund purchases a participation of a senior loan interest, the Fund would typically enter into a contractual agreement with the lender or other third party selling the participation, rather than directly with the borrower. As such, the Fund not only assumes the credit risk of the borrower, but also that of the selling participant or other persons interpositioned between the Fund and the borrower. At March 31, 2017, the Funds had no such outstanding senior loan participation commitments.

B.	INVESTMENTS IN DERIVATIVES

Each Fund uses derivative instruments such as swaps, futures, options, swaptions and forward foreign currency contracts in connection with their respective investment strategies. During the period January 1, 2017 through March 31, 2017, the Active Income Fund and Select Credit Fund primarily utilized: 1) credit default swaps as alternatives to direct investments to manage exposure to specific sectors/markets/industries and/or credit events and manage volatility; 2) total return swaps to gain exposure to certain sectors and manage volatility; 3) futures to hedge their interest rate risk and manage volatility; 4) options to hedge downside risk and manage volatility; and 5) forward foreign currency contracts to manage currency risk in portfolio holdings. During the period January 1, 2017 through March 31, 2017, the Event Driven Fund primarily utilized: 1) total return swaps to manage exposure to certain sectors; 2) options to both hedge exposure and provide exposure to certain market segments or specific securities; and 3) forward foreign currency contracts to manage currency risk in portfolio holdings. Detail regarding each derivative type is included below.

Driehaus Mutual Funds

Notes to Schedules of Investments (unaudited) - (Continued)

Swap Contracts

The Funds are subject to credit risk, volatility risk and interest rate risk exposure in the normal course of pursuing their investment objectives. The Funds engage in various swap transactions, including forward rate agreements and interest rate, currency, volatility, index and total return swaps, primarily to manage duration and yield curve risk, or as alternatives to direct investments.

Interest rate swaps are agreements between two parties to exchange cash flows based on a notional principal amount. The Funds may elect to pay a fixed rate and receive a floating rate or receive a fixed rate and pay a floating rate on a notional principal amount. The net interest received or paid on interest rate swap agreements is accrued daily as interest income/expense. Interest rate swaps are marked-to-market daily using fair value estimates provided by an independent pricing service. Changes in value, including accrued interest, are recorded as unrealized appreciation (depreciation). Unrealized appreciation is reported as an asset and unrealized depreciation is reported as a liability. The change in value of swaps, including accruals of periodic amounts of interest to be paid or received on swaps, is reported as unrealized gains or losses. Gains or losses are realized upon termination of the contracts. The risk of loss under a swap contract may exceed the amount recorded as an asset or a liability.

Total return swap contracts are arrangements to exchange a market linked return for a periodic payment, both based on a notional principal amount, to hedge sector exposure and to manage exposure to specific sectors or industries and/or to gain exposure to specific markets/countries and to specific sectors/industries. To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty. Total return swap contracts are marked to market daily based upon quotations from market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Gains or losses are realized upon termination of the contracts. Each Fund’s maximum risk of loss from counterparty risk is the fair value of the contract.

Volatility swaps are forward contracts on the future realized volatility of an underlying instrument. Volatility swaps are generally used to speculate on future volatility levels, trade the spread between realized and implied volatility or hedge volatility exposure of other positions. Changes in value are recorded as unrealized appreciation (depreciation). Unrealized gains are reported as an asset and unrealized losses are reported as a liability. The change in value of swaps is reported as unrealized gains or losses. Gains or losses are realized upon termination of the contracts. The risk of loss under a volatility swap contract is dependent upon the volatility of the underlying instrument.

Under the terms of a credit default swap contract, one party acts as a guarantor receiving a periodic payment that is a fixed percentage applied to a notional amount. In return, the party agrees to purchase the notional amount of the underlying instrument, at par, if a credit event occurs during the term of the contract. Each Fund may enter into credit default swaps in which the Fund acts as guarantor (a seller of protection), and may enter into credit default swaps in which the counterparty acts as guarantor (a buyer of protection). Premiums paid to or by the Funds are accrued daily and included in realized gain (loss) on swaps. The contracts are marked-to-market daily using fair value estimates provided by an independent pricing service. Changes in value are recorded as unrealized appreciation (depreciation). Unrealized gains are reported as an asset and unrealized losses are reported as a liability. The change in value of swaps, including accruals of periodic amounts of interest to be paid or received on swaps is reported as unrealized gains or losses. Gains or losses are realized upon termination of the contracts. The risk of loss under a swap contract may exceed the amount recorded as an asset or a liability. The notional amount of a swap contract is the reference amount pursuant to which the counterparties make payments. For swaps in which the referenced obligation is an index, in the event of default of any debt security included in the corresponding index, the Fund pays or receives the percentage of the corresponding index that the defaulted security comprises (1) multiplied by the notional value and (2) multiplied by the ratio of one minus the ratio of the market value of the defaulted debt security to its par value. The maximum exposure to loss of the notional value as a seller of credit default swaps outstanding at March 31, 2017 for the Active Income Fund, Select Credit Fund and Event Driven Fund was 80,000,000 Euros, 10,000,000 Euros and $0, respectively.

Driehaus Mutual Funds

Notes to Schedules of Investments (unaudited) - (Continued)

Risks associated with swap contracts include changes in the returns of underlying instruments and/or interest rates, failure of the counterparties to perform under the contracts’ terms and the possible lack of liquidity with respect to the contracts. Credit default swaps can involve greater risks than if an investor had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to counterparty credit risk, leverage risk, hedging risk, correlation risk and liquidity risk. The Funds disclose swap contracts on a gross basis, with no netting of contracts held with the same counterparty. As of March 31, 2017, the Funds had outstanding swap contracts as listed on the Schedule of Investments.

Futures Contracts

The Funds may enter into futures contracts to produce incremental earnings, hedge existing positions or protect against market changes in the value of equities or interest rates. Upon entering into a futures contract with a broker, a Fund is required to deposit in a segregated account a specified amount of cash or U.S. government securities. Futures contracts are valued daily and unrealized gains or losses are recorded in a “variation margin” account. Daily, the Fund receives from or pays to the broker a specified amount of cash based upon changes in the variation margin account. When a contract is closed, the Fund recognizes a realized gain or loss. Futures contracts have market risks, including the risk that the change in the value of the contract may not correlate with changes in the value of the underlying securities. With futures contracts, there is minimal counterparty credit risk to the Funds since futures contracts are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures contracts, guarantees the futures contract against default. As of March 31, 2017, the Active Income Fund and Select Credit Fund had outstanding futures contracts as listed in the Schedule of Investments. The Event Driven Fund had no outstanding futures contracts at March 31, 2017.

Options Contracts

The Funds may use options contracts to hedge downside risk, produce incremental earnings or protect against market changes in the value of equities or interest rates. The Funds may write covered call and put options on futures, swaps, securities or currencies the Funds own or in which they may invest. Writing put options tends to increase a Fund’s exposure to the underlying instrument. Writing call options tends to decrease a Fund’s exposure to the underlying instrument. When a Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding in the Schedule of Investments. Premiums received from writing options that expire are treated as realized gains. Premiums received from writing options that are exercised or closed are added to the proceeds or offset against amounts paid on the underlying future, swap, security or currency transaction to determine the realized gain or loss. A Fund, as a writer of an option, has no control over whether the underlying future, swap, security or currency may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the future, swap, security or currency underlying the written option. The risk exists that a Fund may not be able to enter into a closing transaction because of an illiquid market. In addition, to the extent a Fund purchases an over-the-counter (“OTC”) option, it is subject to credit risk that the counterparty to the trade does not perform under the contract’s terms. The Funds are not subject to credit risk on OTC options written as the counterparty has already performed its obligation by paying the premium at the inception of the contract.

The Funds may also purchase put and call options. Purchasing call options tends to increase a Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease a Fund’s exposure to the underlying instrument. A Fund pays a premium, which is included in its Schedule of Investments as an investment and subsequently marked-to-market to reflect the current value of the option. Premiums paid for purchasing options that expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options that are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying future, swap, security or currency transaction to determine the realized gain or loss. When entering into purchased option contracts, a Fund bears the risk of securities prices moving unexpectedly, in which case, a Fund may not achieve the anticipated benefits of the purchased option contracts; however, the risk of loss is limited to the premium paid. As of March 31, 2017, the Funds only held purchased options as listed on the Schedule of Investments.

Driehaus Mutual Funds

Notes to Schedules of Investments (unaudited) - (Continued)

Swaptions

An option on a swap contract, also called a “swaption,” is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based “premium.” A call or receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index swap. A put or payer swaption gives the owner the right to pay the total return of a specified asset, reference rate, or index swap. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties. As of March 31, 2017, the Active Income Fund and Select Credit Fund had outstanding swaptions as listed on the Schedule of Investments. The Event Driven Fund had no outstanding swaptions at March 31, 2017.

Forward Foreign Currency Contracts

The Funds use forward foreign currency contracts to manage foreign currency, to produce incremental earnings or to hedge existing positions. A forward foreign currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are principally traded in the inter-bank market conducted directly between currency traders (usually large commercial banks) and their customers.

The market value of a forward foreign currency contract fluctuates with changes in currency exchange rates. Outstanding forward foreign currency contracts are valued daily at current market rates and the resulting change in market value is recorded as unrealized appreciation or depreciation. When a forward foreign currency contract is settled, the Fund records a realized gain or loss equal to the difference between the value at the time the forward foreign currency contract was opened and the value at the time it was settled. A forward foreign currency contract may involve market risk in excess of the unrealized gain or loss reflected on the Statements of Assets and Liabilities. In addition, the Funds could be exposed to credit risk if the counterparties are unable or unwilling to meet the terms of the contracts or market risk if the value of the foreign currency changes unfavorably. As of March 31, 2017, the Funds had forward foreign currency contracts as listed in the Schedule of Investments.

C.	INVESTMENTS IN AFFILIATED ISSUERS

An affiliated issuer is an entity in which the Fund has ownership of at least 5% of the voting securities or any investment in a Driehaus Mutual Fund. Issuers that are affiliates of the Fund at period-end are noted in the Fund’s Schedule of Investments. Additional security purchases and the reduction of certain securities shares outstanding of existing portfolio holdings that were not considered affiliated in prior years may result in the Fund owning in excess of 5% of the outstanding shares at period-end. The table below reflects transactions during the period with entities that are affiliates as of March 31, 2017.

Fund/Security Description	Value Beginning of Period	Purchases	Sales Proceeds	Unrealized Appreciation (Depreciation)	Value End of Period	Dividends Credited to Income	Net Realized Gain (Loss)
Active Income Fund:
Apollo Education Group, Inc.(1)	$74,096,322	$—	$(74,844,770)	$(8,748,882)	$—	$—	$9,497,330
Pinnacle Entertainment, Inc.	62,302,078	—	(7,027,834)	18,119,254	75,797,633	—	2,404,135
Stewart Information Services Corp.	76,766,101	—	(2,585,995)	(3,157,301)	71,009,940	492,536	(12,865)

Driehaus Mutual Funds

Notes to Schedules of Investments (unaudited) - (Continued)

Fund/Security Description	Shares Beginning of Period	Purchases	Sales	Shares End of Period
Active Income Fund:
Apollo Education Group, Inc.(1)	7,484,477	—	(7,484,477)	—
Pinnacle Entertainment, Inc.	4,296,695	—	(413,618)	3,883,077
Stewart Information Services Corp.	1,665,931	—	(58,644)	1,607,287

(1)	No longer affiliated as of March 31, 2017

D.	FEDERAL INCOME TAXES

At March 31, 2017, gross unrealized appreciation and depreciation on investments, based on cost for Federal income tax purposes, were as follows:

	Active Income Fund	Select Credit Fund	Event Driven Fund
Cost of investments	$1,773,222,192	$45,054,014	$130,256,216

Gross unrealized appreciation	$78,968,584	$2,925,099	$20,410,642
Gross unrealized depreciation	(47,542,380)	(1,851,742)	(4,382,253)

Net unrealized appreciation on investments	$31,426,204	$1,073,357	$16,028,389

The difference between cost amounts for financial statement and Federal income tax purposes is due primarily to the tax deferral of losses on wash sales.

Item 2. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Driehaus Mutual Funds

By (Signature and Title)*	/s/ Stephen J. Kneeley
Stephen J. Kneeley, President
(principal executive officer)

Date	May 24, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Stephen J. Kneeley
Stephen J. Kneeley, President
(principal executive officer)

Date	May 24, 2017

By (Signature and Title)*	/s/ Michelle L. Cahoon
Michelle L. Cahoon, Vice President and Treasurer
(principal financial officer)

Date	May 24, 2017

*	Print the name and title of each signing officer under his or her signature.